Exhibit 10.1

Execution Version

RESTRUCTURING SUPPORT AGREEMENT

This RESTRUCTURING SUPPORT AGREEMENT (as amended, supplemented or otherwise modified from time to time in accordance with the terms hereof, and including any exhibits or schedules hereto, this “Agreement”), dated as of July 31, 2017, is entered into by and between:

(i) Walter Investment Management Corp. (the “Company”); and

(ii) each undersigned entity, in each such entity’s respective capacity as lender under, or as nominee, investment adviser, sub-adviser, or investment manager, as applicable, to certain funds, accounts, and other entities (including subsidiaries and affiliates of such funds, accounts, and entities) that is a lender (in its respective capacity as such, each, a “Term Lender,” and, collectively, the “Term Lenders” and, together with their respective successors and permitted assigns and any subsequent Term Lender that becomes party hereto in accordance with the terms hereof, each, a “Consenting Term Lender,” and, collectively, the “Consenting Term Lenders”) party to that certain Amended and Restated Credit Agreement, dated as of December 19, 2013 (as amended, restated, amended and restated, supplemented, or otherwise modified from time to time in accordance with the terms thereof, the “Credit Agreement,” and the term loan facility thereunder, the “Term Loan Facility”), by and among the Company, as the borrower, Credit Suisse AG, as administrative agent (together with any successor administrative agent, in each case, in such capacity, the “Administrative Agent”), the other term lenders party thereto and the other lenders party thereto.

The Company, each Consenting Term Lender, and any subsequent Person that becomes a party hereto in accordance with the terms hereof are referred to herein as the “Parties” and individually as a “Party.”

Capitalized terms used but not defined herein shall have the meanings ascribed to them, as applicable, in the restructuring term sheet attached hereto as Exhibit A (the “Term Sheet”), the Waiver to Amended and Restated Credit Agreement attached hereto as Exhibit B (the “Credit Agreement Waiver”), the Interim Amendment (as defined below), in each case including any schedules, annexes and exhibits attached thereto, and as may be modified in accordance with Section 9 hereof, or the Credit Agreement.

WHEREAS, the Parties have agreed to a restructuring of the Company and/or its capital structure (the “Restructuring”) that will be implemented consistent with the terms and subject to the conditions set forth herein, including in the Term Sheet, the Credit Agreement Waiver, and the Interim Amendment, each of which are the product of arm’s-length, good faith discussions between the Parties and their respective professionals. If all of the conditions to consummation of the Out-of-Court Restructuring (as defined below) are satisfied or waived (with the prior written consent of the Required Parties (as defined below)) on or prior to the Out-of-Court Outside Date (as defined below), then the Restructuring shall be consummated pursuant to the Out-of-Court Restructuring unless the Required Parties agree to consummate the Restructuring through the In-Court Restructuring. If all the conditions precedent to consummation of the Out-of-Court Restructuring other than the Minimum Participation Threshold (as defined below) are satisfied or waived (with the prior written consent of the Required Parties) on or prior to the Out-of-Court Outside Date, then the Company shall implement the In-Court Restructuring, on the terms and subject to the conditions set forth in this Agreement and the Term Sheet;

WHEREAS, as of the date hereof, the Consenting Term Lenders in the aggregate hold, or act as the nominee, investment adviser, sub-adviser, or investment manager to entities that hold, as of the date hereof, more than 50% of the aggregate outstanding principal amount of the Loans and Commitments (each as defined in the Credit Agreement); and

WHEREAS, the Parties desire to express to each other their mutual support and commitment in respect of the matters discussed in the Term Sheet and hereunder.

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, agree as follows:

1. Certain Definitions.

As used in this Agreement, the following terms have the following meanings:

(a) “Alternative Transaction” means any plan of reorganization, liquidation, or sale of all or substantially all of the Company’s assets other than the Restructuring and the Alternative Restructuring, as set forth herein;

(b) “Assignment and Acceptance” means a master assignment and acceptance agreement entered into by each Consenting Term Lender, as an assignor, and the Borrower, as assignee, substantially in the form of Exhibit H to the Credit Agreement (it being understood that an Assignment and Acceptance shall be entered into in respect of each of the First Open Market Purchases and the Second Open Market Purchases).

(c) “Bankruptcy Code” means title 11 of the United States Code, 11 U.S.C. §§ 101, et seq., as amended from time to time.

(d) “Bankruptcy Court” means the United States Bankruptcy Court for the Southern District of New York having jurisdiction over the Chapter 11 Cases, and, to the extent of the withdrawal of any reference under 28 U.S.C. § 157, pursuant to 28 U.S.C. § 151, the United States District Court for the Southern District of New York.

(e) “Chapter 11 Cases” means the jointly administered cases under chapter 11 of the Bankruptcy Code to be commenced by the Company by no later than the Outside Petition Date, in the Bankruptcy Court and styled In re Walter Investment Management Corp., et. al.

(f) “Claims” means “claim” as defined in section 101(5) of the Bankruptcy Code, including, without limitation, any claim arising under the Credit Agreement or related to the Term Loan Facility.

(g) “Consent Solicitation Statement and Exchange Offering Memorandum” means the Consent Solicitation Statement and Exchange Offering Memorandum, together with any amendments or supplements thereto, and including exhibits thereto, containing details about the Company and the securities being offered as part of the Consent Solicitation and Exchange Offer in accordance with the terms set forth on Annex C to the Term Sheet.

(h) “Consent Solicitation and Exchange Offer” means the solicitation of consents from Senior Noteholders with respect to certain proposed amendments to the Senior Notes Indenture and the simultaneous exchange offer for Second Lien Notes to be effected pursuant to the terms set forth on Annex C to the Term Sheet.

(i) “Convertible Noteholders” means the holders of Convertible Notes, in their respective capacities as such.

(j) “Convertible Notes” means the 4.50% convertible senior subordinated notes due 2019 issued pursuant to a Subordinated Indenture dated as of January 13, 2012 by and between the Company and Wells Fargo Bank, National Association as Trustee, and a Supplemental Indenture thereto, dated as of January 13, 2012.

(k) “Credit Agreement Amendment” means that certain amendment to the Credit Agreement consistent with the terms set forth in Annex A to the Term Sheet.

(l) “Definitive Documents” means the documents (including any related orders, agreements, instruments, schedules or exhibits) that are contemplated by the Term Sheet and that are otherwise necessary or desirable to implement, or otherwise relate to the Restructuring, the Prepackaged Plan, the Term Sheet, the Consent Solicitation and Exchange Offer and the Tender Offer, including: (i) the Prepackaged Plan; (ii) the documents to be filed in the supplement to the Prepackaged Plan (collectively, the “Plan Supplement”); (iii) the Credit Agreement Amendment; (iv) the definitive documentation with respect to the Term Loan Rolled Facility (collectively, the “Term Loan Rolled Facility Documents”); (v) the Consent Solicitation Statement and Exchange Offering Memorandum; (vi) the Tender Offer Documents; (vii) the Proxy Statement; (viii) the Disclosure Statement; (ix) any motion seeking the approval of the adequacy of the Disclosure Statement; (x) the Confirmation Order; (xi) the motion for use of cash collateral and to incur postpetition financing and any credit agreement with respect thereto (the “Financing Motion”); (xii) any order authorizing the Company to continue to access cash collateral and incur any postpetition financing on an interim basis or final basis (the “Financing Orders”); (xiii) the post-Effective Date organizational documents for the Company, shareholder-related agreements, or other related documents; (xiv) the definitive documentation with respect to the Management Incentive Plan; and (xv) the Escrow Agreement. Other than with respect to the individual grants awarded or allocated under the Management Incentive Plan, each of the Definitive Documents shall contain terms and conditions consistent in all material respects with this Agreement, the Term Sheet, the Credit Agreement Waiver, and the Interim Amendment, and shall otherwise be reasonably acceptable in all material respects to the Required Parties, including with respect to any modifications, amendments, or supplements to such Definitive Documents at any time during the Support Period; provided that the terms of the Prepackaged Plan with respect to the treatment of the Term Loans and the treatment of any matters with respect to the Credit Agreement will be acceptable in all material respects to the Requisite Term Lenders and the Escrow Agreement, the Credit Agreement Amendment, the Credit Rolled Facility Documents, the Financing Motion, and the Financing Orders shall be acceptable to the Requisite Term Lenders.

(m) “Designated Voluntary Prepayment” means, collectively, the Designated First Voluntary Prepayment and the Designated Second Voluntary Prepayment.

(n) “Disclosure Statement” means the Disclosure Statement relating to the Prepackaged Plan.

(o) “Effective Date” means the date on which the Out-of-Court Restructuring or the In-Court Restructuring, as applicable, is consummated.

(p) “Escrow Agreement” means Escrow Agreement, dated as of July 31, 2017, between the Company and Citibank, N.A., as escrow agent, pursuant to which the Company will transfer, as of the Support Effective Date, the Escrow Amount to such escrow agent solely for the benefit of the Consenting Term Lenders.

(q) “Escrow Amount” means cash in an amount equal to $100 million.

(r) “First Open Market Buy-Back Date” means the earlier of (i) the first Business Day after the date on which lenders holding obligations representing 100% of the aggregate principal amount of the Term Loans become Consenting Term Lenders; and (ii) August 21, 2017, unless extended by the Required Parties.

(s) “First Open Market Purchases” means, collectively, each negotiated open market purchase of the Term Loans of each Consenting Term Lender pursuant to Section 9.04(l) of the Credit Agreement on the First Open Market Buy-Back Date pursuant to Section 4(b)(ii) hereof, in an aggregate amount equal to the Aggregate First Credit Purchase Amount; provided that if as of the date that is one Business Day before the First Open Market Buy-Back Date, lenders holding 100% of the outstanding principal amount of the Term Loans are Consenting Term Lenders, the Borrower shall make a voluntary prepayment pursuant to Section 2.12(a) of the Credit Agreement in an amount equal to the Aggregate First Credit Purchase Amount in lieu of all such First Open Market Purchases (the “Designated First Voluntary Prepayment”).

(t) “In-Court Restructuring” means the Restructuring of the Company to be consummated after the Out-of-Court Outside Date pursuant to the Prepackaged Plan in connection with the Chapter 11 Cases filed in the Bankruptcy Court, in each case, in accordance with and subject to the terms and conditions of this Agreement and the Term Sheet.

(u) “Interim Amendment” means that certain Amendment No. 3 to Amended and Restated Credit Agreement, the form of which is attached hereto as Exhibit C.

(v) “Management Incentive Plan” means the post-Effective Date management incentive plan for certain members of the Company’s management to be adopted by the board of directors of the reorganized Company post-Effective Date.

(w) “Minimum Participation Threshold” means all of the following: (i) Term Lenders holding obligations representing at least 95% of the aggregate principal amount of the Term Loans outstanding under the Term Loan Facility shall have consented to the Credit Agreement Amendment; (ii) Senior Noteholders holding Senior Notes representing at least 95% of the aggregate principal amount of Senior Notes outstanding shall have validly tendered and not withdrawn such Senior Notes, and consented to the amendments to the Senior Notes Indenture, in the Consent Solicitation and Exchange Offer, consistent with the terms set forth in this Agreement; and (iii) Convertible Noteholders holding Convertible Notes representing at least 95% of the aggregate principal amount of Convertible Notes outstanding shall have (x) validly tendered and not withdrawn their Convertible Notes into the Tender Offer and (y) voted in favor of the Restructuring, in each case consistent with the terms set forth in this Agreement and the Term Sheet.

(x) “Out-of-Court Outside Date” means November 1, 2017, unless such date is extended by the Required Parties.

(y) “Out-of-Court Restructuring” means the Restructuring contemplated by the Term Sheet to be consummated on or before the Out-of-Court Outside Date if the Minimum Participation Threshold is satisfied.

(z) “Person” means any “person” as defined in section 101(41) of the Bankruptcy Code, including, without limitation, any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof or other entity.

(aa) “Prepackaged Plan” means the prepackaged chapter 11 plan of reorganization of the Company (including any annexes, supplements, exhibits, term sheets, or other attachments attached thereto, which will be consistent in all respects with the Term Sheet and this Agreement and otherwise reasonably acceptable to the Company and Requisite Term Lenders), to be implemented in the In-Court Restructuring in accordance with and subject to the terms and conditions of this Agreement, including the Term Sheet.

(bb) “Proxy Statement” means the proxy statement filed by the Company with the SEC with respect to the special meeting of the Company’s shareholders to approve the issuance of shares in connection with the Exchange Offer (the “Share Issuance”) and, if determined necessary by the Company, the amendment to the Company’s certificate of incorporation to increase the number of authorized shares of common stock (the “Charter Amendment”).

(cc) “Required Parties” means each of (i) the Company and (ii) the Requisite Term Lenders.

(dd) “Requisite Senior Notes Threshold” means 66 2/3% of the aggregate outstanding principal amount of the Senior Notes.

(ee) “Requisite Term Lenders” means, as of the date of determination, Consenting Term Lenders holding at least a majority in aggregate principal amount outstanding of the Term Loans held by the Consenting Term Lenders as of such date.

(ff) “SEC” means the Securities & Exchange Commission.

(gg) “Second Lien Notes” means the Series A Notes and Series B Notes described on Annex A to the Term Sheet.

(hh) “Second Open Market Buy-Back Date” means, if applicable, the first Business Day following the Senior Notes RSA Milestone Date.

(ii) “Second Open Market Purchases” means, collectively, each negotiated open market purchase of the Term Loans of each Consenting Term Lender pursuant to Section 9.04(l) of the Credit Agreement on the Second Open Market Buy-Back Date pursuant to Section 4(b)(iii) hereof, in an aggregate amount equal to the Aggregate Second Credit Purchase Amount; provided that if as of the date that is one Business Day before the Second Open Market Buy-Back Date, lenders holding 100% of the outstanding principal amount are Consenting Term Lenders, the Borrower shall, at the direction of the Requisite Term Lenders, make a voluntary prepayment pursuant to Section 2.12(a) of the Credit Agreement in an amount equal to the Aggregate Second Credit Purchase Amount in lieu of all such Second Open Market Purchases (the “Designated Second Voluntary Prepayment”).

(jj) “Senior Notes” means the 7.875% senior notes due 2021 issued pursuant to the Senior Notes Indenture.

(kk) “Senior Notes Indenture” means the Indenture for the 7.875% Senior Notes due 2021 dated December 17, 2013 among the Company, the guarantors and Wilmington Savings Fund Society, FSB, a national banking association, as successor trustee.

(ll) “Senior Noteholders” means the holders of Senior Notes, in their respective capacities as such.

(mm) “Senior Notes RSA Milestone Date” means August 31, 2017, unless such date is extended by the Required Parties.

(nn) “Securities Act” means the Securities Act of 1933, as amended.

(oo) “Special Meeting” means the special meeting of the Company’s shareholders to approve the Share Issuance and the Charter Amendment.

(pp) “Support Effective Date” means the date on which: (i) the counterpart signature pages to this Agreement shall have been executed and delivered by the Company and Consenting Term Lenders holding at least 50% in aggregate principal amount outstanding of the Term Loans; and (ii) the counterpart signatures to the Credit Agreement Waiver and Interim Amendment shall have been executed and delivered by the Company and the Requisite Term Lenders.

(qq) “Support Period” means the period commencing on the Support Effective Date and ending on the earlier of the (i) date on which this Agreement is terminated in accordance with Section 5 hereof and (ii) the Effective Date.

(rr) “Term Loan Rolled Facility” means that certain Credit Facility with terms consistent with the terms set forth on the Annex B to the Term Sheet.

(ss) “Tender Offer” means the cash Tender Offer to purchase up to $40 million aggregate principal amount of the outstanding Convertible Notes.

(tt) “Tender Offer Documents” means the Tender Offer Statement on Schedule TO to be filed with the SEC with respect to the Tender Offer, which shall contain or incorporate by reference an offer to purchase reflecting the terms and conditions of the Tender Offer, and other ancillary documents and instruments in respect of the Tender Offer (together with any amendments or supplements thereto, and including any exhibits thereto).

2. Term Sheet, Credit Agreement Waiver, Interim Amendment.

The Term Sheet, the Credit Agreement Waiver, and the Interim Amendment are expressly incorporated herein by reference and made part of this Agreement as if fully set forth herein. The Term Sheet, the Credit Agreement Waiver, and the Interim Amendment collectively set forth the material terms and conditions of the transactions contemplated by the Out-of-Court Restructuring and the In-Court Restructuring (including the Prepackaged Plan, if applicable) (collectively, the “Restructuring Transactions”); provided, however, the Term Sheet is supplemented by the terms and conditions of this Agreement. In the event of any inconsistency between the Term Sheet and this Agreement, the Term Sheet shall control.

3. Agreements of the Consenting Term Lenders.

(a) Agreement to Support. During the Support Period, subject to the terms and conditions hereof, each of the Consenting Term Lenders agrees, severally and not jointly, that it shall:

(i) use its commercially reasonable efforts to support the Restructuring and the transactions contemplated by the Term Sheet, the Credit Agreement Waiver, the Interim Amendment, and the Prepackaged Plan (if applicable), and to act in good faith and take any and all reasonable actions necessary to consummate the Restructuring and the transactions contemplated by the Term Sheet, the Credit Agreement Waiver, the Interim Amendment, and the Prepackaged Plan (if applicable), in each case, in a manner consistent with this Agreement;

(ii) whether pursuant to the Out-of-Court Restructuring or pursuant to the Prepackaged Plan, in a timely manner, (i) execute, and irrevocably consent to, the Credit Agreement Waiver on the date of execution of this Agreement, (ii) irrevocably agree to the treatment of its Claims contemplated in the Term Sheet, in both the Out-of-Court Restructuring and, subject to section 1125 and 1126 of the Bankruptcy Code, the In-Court Restructuring pursuant to the Prepackaged Plan, (iii) negotiate in good faith with the Company regarding an alternative in-court restructuring sponsored by the Consenting Term Lenders pursuant to which such Consenting Term Lenders may agree, among other things, to convert a mutually agreeable portion of their Claims into equity of the Company as reorganized and such other terms as may be mutually agreeable to the Company and such Consenting Term Lenders (the “Alternative Restructuring”), which Alternative Restructuring shall be operative only if Senior Noteholders holding at least the Requisite Senior Notes Threshold have not executed a restructuring support agreement to support the Restructuring with terms consistent with this Agreement by the Senior Notes RSA Milestone Date, and (iv) negotiate in good faith with the Company the forms of the Definitive Documents (to the extent such Consenting Term Lender is a party thereto) and execute the Definitive Documents, and execute and deliver such documents as may be reasonably requested by the Company to evidence such consent;

(iii) refrain from initiating (or directing or encouraging the Administrative Agent or any other party to initiate) any actions, including legal proceedings, that are inconsistent with, or that would delay, prevent, frustrate or impede the approval, confirmation or consummation, as applicable, of the Restructuring;

(iv) timely vote (pursuant to the Prepackaged Plan) or cause to be voted its Claims to accept the Prepackaged Plan by delivering its duly executed and completed ballot or ballots, as applicable, accepting the Prepackaged Plan on a timely basis following commencement of the solicitation of acceptances of the Prepackaged Plan in accordance with sections 1125(g) and 1126 of the Bankruptcy Code;

(v) not change or withdraw such vote (or cause or direct such vote to be changed or withdrawn); provided, however, that such vote shall, without any further action by the applicable Consenting Term Lender, be deemed automatically revoked (and, upon such revocation, deemed void ab initio) by the applicable Consenting Term Lender at any time following the expiration of the Support Period;

(vi) not directly or indirectly, through any Person, seek, solicit, propose, support, assist, engage in negotiations in connection with or participate in the formulation, preparation, filing or prosecution of, any plan, plan proposal, restructuring proposal, offer of dissolution, winding up, liquidation, sale or disposition, reorganization, merger or restructuring of the Company under any bankruptcy, insolvency or similar laws other than the Restructuring, or take any other action that is inconsistent with or that would reasonably be expected to prevent, interfere with, delay or impede the solicitation of votes on the Restructuring, Prepackaged Plan and Disclosure Statement, and the confirmation and consummation of the Prepackaged Plan and the Restructuring;

(vii) use its commercially reasonable efforts to support and take all actions as are reasonably necessary and appropriate to obtain any and all required regulatory and/or third-party approvals to consummate the Transactions;

(viii) consummate the Out-of-Court Restructuring if the Minimum Participation Threshold and the other conditions to effectiveness have been satisfied unless the Required Parties agree to consummate the Restructuring through the In-Court Restructuring; and

(ix) support and take all reasonable actions necessary or reasonably requested by the Company to facilitate the solicitation of votes on the Prepackaged Plan by the Company, approval of the Prepackaged Plan and Disclosure Statement, and confirmation and consummation of the Prepackaged Plan and the Restructuring.

(b) Transfers. Each Consenting Term Lender agrees that, for the duration of the Support Period, such Consenting Term Lender shall not sell, transfer, loan, issue, participate, pledge, hypothecate, assign or otherwise dispose of (other than ordinary course pledges and/or swaps) (each, a “Transfer”), directly or indirectly, in whole or in part, any of its Claims, or any option thereon or any right or interest therein or any other claims against the Company, unless the transferee thereof either (A) is a Consenting Term Lender (with respect to a transfer by a Consenting Term Lender) or (B) prior to such Transfer, agrees in writing for the benefit of the Parties to become a Consenting Term Lender and to be bound by all of the terms of this Agreement applicable to Consenting Term Lenders (including with respect to any and all Claims it already may hold against or in the Company prior to such Transfer) by executing a joinder agreement, a form of which is attached hereto as Exhibit D (a “Joinder Agreement”), and delivering an executed copy thereof within two (2) business days of such execution, to (i) Weil, Gotshal and Manges LLP (“Weil”), as counsel to the Company, and (ii) Kirkland & Ellis LLP, as counsel to an ad hoc group of Consenting Term Lenders (“Kirkland”), in which event (x) the transferee (including the Consenting Term Lender) shall be deemed to be a Consenting Term Lender hereunder to the extent of such transferred Claims and (y) the transferor shall be deemed to relinquish its rights (and be released from its obligations) under this Agreement to the extent of such transferred Claims. Each Consenting Term Lender agrees that any Transfer of any Claim that does not comply with the terms and procedures set forth herein shall be deemed void ab initio, and the Company and each other Consenting Term Lender shall have the right to enforce the voiding of such Transfer.

(c) Additional Claims. To the extent any Consenting Term Lender (i) acquires additional Claims, (ii) holds or acquires any other claims against the Company entitled to vote on the Prepackaged Plan, or (iii) holds or acquires any equity interests in the Company entitled to vote on the Prepackaged Plan, then, in each case, each such Consenting Term Lender shall promptly notify Weil and Kirkland, and each such Consenting Term Lender agrees that such Claims shall be subject to this Agreement, and agrees that, for the duration of the Support Period and subject to the terms of this Agreement, it shall vote in favor of the Prepackaged Plan and exchange in the out-of-court Restructuring (or cause to be voted and exchanged) any such additional Claims entitled to vote on the Prepackaged Plan (in each case, to the extent still held by it or on its behalf at the time of such vote) and exchange in the out-of-court Restructuring, in each case, in a manner consistent with Section 3(a) hereof. For the avoidance of any doubt, any obligation to vote for the Prepackaged Plan or any other plan of reorganization shall be subject to sections 1125(g) and 1126 of the Bankruptcy Code.

(d) Preservation of Rights. Notwithstanding the foregoing, nothing in this Agreement or the Term Sheet, and neither a vote to accept the Prepackaged Plan by any Consenting Term Lender, nor the acceptance of the Prepackaged Plan by any Consenting Term Lender, shall: (A) be construed to limit consent and approval rights provided in this Agreement and the Definitive Documentation; (B) be construed to prohibit any Consenting Term Lender from contesting whether any matter, fact, or thing is a breach of, or is inconsistent with, this Agreement, or exercising rights or remedies specifically reserved herein; (C) be construed to prohibit any Consenting Term Lender from appearing as a party-in-interest in any matter to be adjudicated in the Chapter 11 Cases, so long as such appearance and the positions advocated in connection therewith are not inconsistent with this Agreement and are not for the purpose of (or could not reasonably be expected to) hindering, delaying, or preventing the consummation of the transactions contemplated in, subject to the terms and conditions of, consummation of the Restructuring; or (D) impair or waive the rights of any Consenting Term Lender to assert or raise any objection expressly permitted under this Agreement in connection with any hearing in the Bankruptcy Court, including, without limitation, any hearing on confirmation of the Prepackaged Plan.

(e) Negative Covenants. The Consenting Term Lenders agree that, for the duration of the Support Period, each Consenting Term Lender shall not take any action inconsistent with, or omit to take any action required by the Credit Agreement, except to the extent that any such action or inaction is expressly contemplated or permitted by this Agreement, the Prepackaged Plan (if applicable), or any of the other Definitive Documents.

4. Agreements of the Company.

(a) Covenants. The Company agrees that, for the duration of the Support Period, the Company shall, and shall cause each of its subsidiaries included in the definition of Company, to:

(i) (A) support and use commercially reasonable efforts to consummate the Restructuring, including, without limitation, (1) negotiate a restructuring support agreement to support the Restructuring with Senior Noteholders holding at least the Requisite Senior Notes Threshold, (2) if the Minimum Participation Threshold has not been satisfied or waived (as determined in good faith by the Company and the Requisite Term Lenders) by the Out-of-Court Outside Date, but the Support Effective Date has occurred and the holders of at least 66 2/3% of the outstanding amount of the

Term Loans and the holders of at least the Requisite Senior Notes Threshold have submitted ballots in support of the Prepackaged Plan, (x) commence the Chapter 11 Cases on or before November 6, 2017 (the “Outside Petition Date,” and the actual commencement date, the “Petition Date”) and complete and file, within the timeframes contemplated herein, the Prepackaged Plan, the Disclosure Statement, and the other Definitive Documents, and (y) use commercially reasonable efforts to obtain orders of the Bankruptcy Court approving the Disclosure Statement and confirming the Prepackaged Plan within the timeframes contemplated by this Agreement; (B) use commercially reasonable efforts to obtain any and all required regulatory approvals for the Restructuring embodied in the Definitive Documents, including the Prepackaged Plan, if any; (C) not take any action that is inconsistent with, or is intended or is reasonably likely to interfere consummation of the Prepackaged Plan and the Restructuring, in the case of each of clauses (A) through (C) to the extent consistent with, upon the advice of counsel, the fiduciary duties of the boards of directors, managers, members or partners, as applicable, of each Company;

(ii) if the Company receives an unsolicited bona fide unsolicited proposal or expression of interest in undertaking an Alternative Transaction that the board of directors of the Company, determines in its good-faith judgment provides a higher or better economic recovery to the Company’s stakeholders than that set forth in this Agreement and such Alternative Transaction is from a proponent that the board of directors of the Company has reasonably determined is capable of timely consummating such Alternative Transaction, the Company will within 48 hours of the receipt of such proposal or expression of interest, notify counsel to the Requisite Term Lenders of the receipt thereof, with such notice to include the material terms thereof, including the identity of the Person or group of Persons involved;

(iii) consummate the Out-of-Court Restructuring if the Minimum Participation Threshold and the other conditions to effectiveness have been satisfied unless the Required Parties agree to consummate the Restructuring through the In-Court Restructuring;

(iv) provide draft copies of all material motions or applications and other documents (including all “first day” and “second day” motions and orders, the Prepackaged Plan, the Disclosure Statement, ballots and other solicitation materials in respect of the Prepackaged Plan and any proposed amended version of the Prepackaged Plan or the Disclosure Statement, and a proposed confirmation order) the Company intends to file with the Bankruptcy Court to the Kirkland, if reasonably practical, at least three (3) business days prior to the date when the Company intends to file any such pleading or other document (provided that if delivery of such motions, orders or materials (other than the Prepackaged Plan, the Disclosure Statement, a confirmation order or adequate protection order) at least three (3) business days in advance is not reasonably practicable, such motion, order or material shall be delivered as soon as reasonably practicable prior to filing) and shall consult in good faith with such counsel regarding the form and substance of any such proposed filing with the Bankruptcy Court;

(v) if the In-Court Restructuring is to be consummated, file such “first day” motions and pleadings reasonably determined by the Company, in form and substance reasonably acceptable to the Requisite Term Lenders, to be necessary, and to seek interim and final (to the extent necessary) orders, in form and substance reasonably acceptable to the Company and the Requisite Term Lenders, from the Bankruptcy Court approving the relief requested in such “first day” motions;

(vi) subject to appropriate confidentiality arrangements, provide to the Consenting Term Lenders’ professionals, upon reasonable advance notice to the Company; (A) reasonable access (without any material disruption to the conduct of the Company’s business) during normal business hours to the Company’s books, records, and facilities; (B) reasonable access to the respective management and advisors of the Company for the purposes of evaluating the Company’s finances and operations and participating in the planning process with respect to the Restructuring; and (C) prompt access to any information provided to any existing or prospective financing sources (including lenders under any debtor-in-possession and/or exit financing);

(vii) use its commercially reasonable efforts to support and take all actions as are reasonably necessary and appropriate to obtain any and all required regulatory and/or third-party approvals to consummate the Transactions;

(viii) promptly pay all reasonable and documented fees and expenses of Kirkland, FTI Consulting Inc. (“FTI”), and the Administrative Agent in connection with the subject matter of this Agreement and the Restructuring;

(ix) subject to applicable laws, use commercially reasonable efforts to, consistent with the pursuit and consummation of the Restructuring and the transactions contemplated thereby, preserve intact in all material respects the current business operations of the Company and its subsidiaries;

(x) provide prompt written notice to the Requisite Term Lenders between the date hereof and the Effective Date of (A) receipt of any written notice from any third party alleging that the consent of such party is or may be required in connection with the transactions contemplated by the Restructuring, (B) receipt of any written notice from any governmental body in connection with this Agreement or the transactions contemplated by the Restructuring, and (C) receipt of any written notice of any proceeding commenced, or, to the actual knowledge of the Company, threatened against the Company, relating to or involving or otherwise affecting in any material respect the transactions contemplated by the Restructuring;

(xi) unless otherwise agreed by the Company and the applicable firm, on the date that is at least one (1) calendar day prior to the Petition Date, pay to (A) Kirkland, (B) one firm acting as local counsel for Kirkland, (C) FTI, and (D) the Administrative Agent, in each case, all reasonable and documented fees and expenses accrued but unpaid as of such date, whether or not such fees and expenses are then due, outstanding, or otherwise payable in connection with this matter;

(xii) negotiate in good faith with the Consenting Term Lenders on terms for an Alternative Restructuring, which Alternative Restructuring shall be operative only if Senior Noteholders holding at least the Requisite Senior Notes Threshold have not executed a restructuring support agreement to support the Restructuring with terms consistent with this Agreement by August 31, 2017, or such later date as the Required Parties may agree; and

(xiii) (A) transfer the Escrow Amount to the escrow account contemplated by the Escrow Agreement on or before the Support Effective Date, and (B) take any steps reasonably requested by the Consenting Term Lenders to cause the Escrow Amount or any portion thereof to the Consenting Term Lenders in a manner consistent with this Agreement, and to not take any action that is inconsistent with or that would reasonably be expected to prevent, interfere with, delay or impede the distribution of the Escrow Amount to any Consenting Term Lender.

(b) Escrow Matters.

(i) Escrow Agreement. As of the Support Effective Date, the Company and the Consenting Term Lenders agree that the Escrow Amount will be used solely for the benefit of the Consenting Term Lenders through the First Open Market Purchase and, if applicable, the Second Open Market Purchase (or, to the extent provided in the definitions of First Open Market Purchases and Second Open Market Purchases, Designated Voluntary Prepayments in lieu of such First Open Market Purchases and/or Second Open Market Purchases); provided, that in the event that the Borrower has elected to make any Designated Voluntary Prepayment, then the Escrow Amount shall instead be transferred to the Administrative Agent by the Escrow Agent on behalf of the Borrower for application as a voluntary prepayment applied pursuant to Section 2.12(a) to the Credit Agreement, with such prepayment to be applied to the Term Loans in direct order of maturity. Promptly following the Support Effective Date (and in any event within 5 business days), each Consenting Term Lender as of the Support Effective Date and the Borrower agree to deliver an Assignment and Acceptance in respect of each of the First Open Market Purchase and the Second Open Market Purchase to Kirkland to be held in escrow pending release on the First Open Market Buy-Back Date or the Second Open Market Buy-Back Date, respectively (except to the extent the Borrower elects to make the applicable Designated Voluntary Prepayment as provided herein). Each Term Lender that becomes a Consenting Lender after the Support Effective Date shall deliver a counterpart to the Assignment and Acceptances delivered as provided in the preceding sentence.

(ii) First Open Market Buy-Back. The Company and the Consenting Term Lenders hereby agree that as of the First Open Market Buy-Back Date, the Company will purchase pursuant to the applicable Assignment and Acceptance, without any further action by the Company at par (such amount, the “First Loan Purchase Consideration”) the Term Loans of such Consenting Term Lenders, in an amount equal to $75 million (the “Aggregate First Credit Purchase Amount”) divided by the Term Loans held by all Consenting Term Lenders as of the date that is one Business Day before the First Open Market Buy-Back Date, as determined by Kirkland (as to each individual Consenting Term Lender, its respective “First Credit Purchase Amount”). Such First Open Market Purchases shall be governed by Section 9.04 of the Credit Agreement (as amended by the Interim Amendment); it being understood and agreed that (A) the aggregate First Loan Purchase Consideration will be released by the escrow agent from the Escrow Account at the direction of the individuals identified in Exhibit A-1 to the to the Escrow Agreement on the First Open Market Purchase Date, (B) each such assignment shall become effective on the First Open Market Purchase Date without any further action by or approval of the Company after the date hereof, and (C) upon receipt of the First Loan Purchase Consideration by the Consenting Term Lenders, the Consenting Term Lenders shall (or shall cause their representatives to) deliver the applicable Assignment and Acceptance to the Administrative Agent for recordation in the Register, and the Consenting Term Lenders will take any reasonable actions that the Requisite Term Lenders determine are reasonably necessary to effectuate the foregoing; provided that each Consenting Term Lender agrees that in the event the Borrower elects to make the Designated First Voluntary Prepayment, no such assignment shall be effective, it shall not deliver (or cause to be delivered) such Assignment and Acceptance to the Administrative Agent and the applicable Assignment and Acceptance shall be of no further force or effect.

(iii) Second Open Market Buy-Back. The Company and the Consenting Term Lenders hereby agree that, unless the Escrow Amount is distributed in connection with distributions to Consenting Term Lenders on the First Open Market Buy-Back Date as set forth in clause (ii) above, then, as of the Second Open Market Buy-Back Date, the Company will purchase pursuant to the applicable Assignment and Acceptance, without any further action by the Company at par (such amount, the “Second Loan Purchase Consideration”) the Term Loans of such Consenting Term Lenders in an amount equal to $25 million (the “Aggregate Second Credit Purchase Amount”) divided by the Term Loans held by all Consenting Term Lenders as of the date that is one Business Day before the Second Open Market Buy-Back Date, as determined by Kirkland (as to each individual Consenting Term Lender, its respective “Second Credit Purchase Amount”). Such Second Open Market Purchases shall be governed by Section 9.04 of the Credit Agreement (as amended by the Interim Amendment); it being understood and agreed that (A) the aggregate Second Loan Purchase Consideration will be released by the escrow agent from the Escrow Account at the direction of the individuals identified in Exhibit A-1 to the to the Escrow Agreement on the Second Open Market Purchase Date, (B) notwithstanding anything to the contrary in the Credit Agreement, each such assignment shall become effective on the Second Open Market Purchase Date without any further action by or approval of the Company after the date hereof, and (C) upon receipt of the Second Loan Purchase Consideration by the Consenting Term Lenders, the Consenting Term Lenders shall (or shall cause their representatives to) deliver the applicable Assignment and Acceptance to the Administrative Agent for recordation in the Register, and the Consenting Term Lenders will take any reasonable actions that the Requisite Term Lenders determine are reasonably necessary to effectuate the foregoing.

(c) Automatic Stay. The Company acknowledges and agrees and shall not dispute that after the commencement of the Chapter 11 Cases, the giving of notice of termination by any Party pursuant to this Agreement shall not be a violation of the automatic stay of section 362 of the Bankruptcy Code (and the Company hereby waives, to the greatest extent possible, the applicability of the automatic stay to the giving of such notice); provided that nothing herein shall prejudice any Party’s rights to argue that the giving of notice of default or termination was not proper under the terms of this Agreement.

(d) Negative Covenants. The Company agrees that, for the duration of the Support Period, the Company shall not take any action inconsistent with, or omit to take any action required by the Credit Agreement, except to the extent that any such action or inaction is expressly contemplated or permitted by this Agreement, the Prepackaged Plan (if applicable), or any of the other Definitive Documents.

5. Termination of Agreement.

(a) This Agreement shall terminate upon the receipt of written notice to the other Parties, delivered in accordance with Section 19 hereof, from the Requisite Term Lenders at any time after and during the continuance of any Lender Termination Event.

(b) A “Lender Termination Event” shall mean any of the following:

(i) the breach by the Company of (a) any covenant contained in this Agreement or (b) any other obligations of the Company set forth in this Agreement, in each case, in any material respect and, in either respect, such breach remains uncured for a period of five (5) business days following the Company’s receipt of written notice pursuant to Sections 5(a) and 19 hereto (as applicable);

(ii) any representation or warranty in this Agreement made by the Company shall have been untrue in any material respect when made or shall have become untrue in any material respect, and such breach remains uncured for a period of five (5) business days following the Company’s receipt of notice pursuant to Sections 5(a) and 19 hereto (as applicable);

(iii) any material term or condition of any of the Definitive Documents that are filed with the Bankruptcy Court, or any related order entered by the Bankruptcy Court, shall be (whether due to an order of the Bankruptcy Court or otherwise) materially different and materially adverse to the Consenting Term Lenders than as contemplated by the Term Sheet, or otherwise not in form and substance reasonably acceptable to the Consenting Term Lenders, and such event remains unremedied for a period of ten (10) business days following the Company’s receipt of notice pursuant to Sections 5(a) and 19 hereto (as applicable);

(iv) the issuance by any governmental authority, including any regulatory authority or court of competent jurisdiction, of any ruling, judgment or order enjoining the consummation of or rendering illegal the Prepackaged Plan or the Restructuring, and either (A) such ruling, judgment or order has been issued at the request of or with the acquiescence of the Company, or (B) in all other circumstances, such ruling, judgment or order has not been not stayed, reversed or vacated within fifteen (15) calendar days after such issuance;

(v) on August 31, 2017, if Senior Noteholders holding at least the Requisite Senior Notes Threshold shall not have executed a restructuring support agreement in support of the Restructuring consistent with this Agreement and otherwise acceptable to the Required Parties;

(vi) on the Out-of-Court Outside Date, if the Minimum Participation Threshold shall not have been satisfied or waived (with the prior written consent of the Required Parties) and Senior Noteholders holding at least the Requisite Senior Notes Threshold shall not have voted in favor of the Prepackaged Plan;

(vii) the Company shall not have filed the Proxy Statement (to the extent the Company determines that it is necessary to hold the Special Meeting to effect the Out-of-Court Restructuring) and commenced the Consent Solicitation and Exchange Offer, the Tender Offer and solicitation of the Prepackaged Plan on or before October 1, 2017;

(viii) if the Minimum Participation Threshold has been satisfied and the Effective Date for the Out-of-Court Restructuring shall not have occurred on or before the Out-of-Court Outside Date unless the Required Parties agree to consummate the Restructuring through the In-Court Restructuring;

(ix) if the Required Parties determine to effect the Restructuring through the In-Court Restructuring and the Effective Date shall not have occurred on or before January 15, 2018;

(x) the Bankruptcy Court enters an order that is not stayed (A) directing the appointment of an examiner with expanded powers or a trustee in any of the Chapter 11 Cases, (B) converting any of the Chapter 11 Cases to cases under chapter 7 of the Bankruptcy Code, (C) dismissing any of the Chapter 11 Cases, or (D) invaliding, disallowing, subordinating, or limiting the enforceability, priority, or validity of any of the obligations or claims arising under or related to the Credit Agreement;

(xi) the Company (unless the Company is acting at the direction or instruction of the Requisite Term Lenders any of their respective employees, agents, or representatives) files or supports (or fails to timely object to) another party in filing (A) a motion or pleading challenging the amount, validity, or priority of any of the obligations or claims arising under or related to the Credit Agreement, or (B) an Alternative Transaction;

(xii) the commencement of an involuntary bankruptcy case against the Company under the Bankruptcy Code, if such involuntary case is not dismissed within sixty (60) calendar days after the filing thereof, or if a court order grants the relief sought in such involuntary case;

(xiii) if the Company (A) withdraws the Prepackaged Plan, (B) publicly announces its intention not to support the Restructuring or, if applicable, the Prepackaged Plan, (C) files a motion with the Bankruptcy Court seeking the approval of an Alternative Transaction, or (D) agrees to pursue (including, for the avoidance of doubt, as may be evidenced by a term sheet, letter of intent, or similar document) or publicly announces its intent to pursue an Alternative Transaction; or

(xiv) the Bankruptcy Court enters an order modifying or terminating the Company’s exclusive right to file and/or solicit acceptances of a plan of reorganization (including the Prepackaged Plan).

Notwithstanding anything herein to the contrary, the dates set forth in clauses (vi), (vii), (viii) and (ix) of this Section 5(b) shall be automatically extended by (A) the number of days the Tender Offer may be required to be extended as a result of comments made by the SEC with respect to the Tender Offer Documents filed with the SEC in respect of the Tender Offer and/or (B) the number of days necessary to address any comments made by the SEC in respect of the Proxy Statement (to the extent the Company determines that it is necessary to hold the Special Meeting to effect the Out-of-Court Restructuring).

(c) A “Company Termination Event” shall mean any of the following:

(i) the breach in any material respect by one or more of the Consenting Term Lenders, of any of the undertakings, representations, warranties, or covenants of the Consenting Term Lenders set forth herein in any material respect which remains uncured for a period of five (5) business days after the receipt of written notice of such breach pursuant to Section 5(a) and 19 hereof (as applicable), but only if the non-breaching Consenting Term Lenders own less than 66 2/3% of the Claims;

(ii) the board of directors, managers, members or partners, as applicable, of a Company reasonably determines in good faith based upon the advice of outside counsel that continued performance under this Agreement would be inconsistent with the exercise of its fiduciary duties under applicable law; provided, that the Company provides notice of such determination to the Consenting Term Lenders within five (5) business days after the date thereof;

(iii) the Company shall not have obtained votes accepting the Prepackaged Plan from holders of the Term Loans sufficient to satisfy the conditions for acceptance set forth in section 1126(c) of the Bankruptcy Code on or before the voting deadline set forth in the solicitation materials distributed in connection with the Prepackaged Plan;

(iv) on August 31, 2017, if Senior Noteholders holding at least the Requisite Senior Notes Threshold shall not have executed a restructuring support agreement in support of the Restructuring consistent with this Agreement and otherwise acceptable to the Required Parties;

(v) on the Out-of-Court Outside Date, if the Minimum Participation Threshold shall not have been satisfied or waived (with the prior written consent of the Required Parties) and Senior Noteholders holding at least the Requisite Senior Notes Threshold shall not have voted in favor of the Prepackaged Plan;

(vi) if the Minimum Participation Threshold has been satisfied and the Effective Date for the Out-of-Court Restructuring shall not have occurred on or before the Out-of-Court Outside Date unless the Required Parties agree to consummate the Restructuring through the In-Court Restructuring;

(vii) if the Required Parties determine to effect the Restructuring through the In-Court Restructuring and the Effective Date shall not have occurred on or before January 15, 2018; or

(viii) the issuance by any governmental authority, including any regulatory authority or court of competent jurisdiction, of any ruling, judgment or order enjoining the consummation of or rendering illegal the Prepackaged Plan or the Restructuring, and such ruling, judgment or order has not been not stayed, reversed or vacated within fifteen (15) calendar days after such issuance.

(d) Mutual Termination. This Agreement may be terminated by mutual agreement of the Company and the Requisite Term Lenders upon the receipt of written notice delivered in accordance with Section 19 hereof.

(e) Automatic Termination. This Agreement shall terminate automatically, without any further action required by any Party, upon the occurrence of the Effective Date.

(f) Effect of Termination. Upon the termination of this Agreement in accordance with this Section 5, and except as provided in Section 13 hereof, this Agreement shall forthwith become void and of no further force or effect and each Party shall, except as provided otherwise in this Agreement, be immediately released from its liabilities, obligations, commitments, undertakings and agreements under or related to this Agreement and shall have all the rights and remedies that it would have had and shall be entitled to take all actions, whether with respect to the Restructuring or otherwise, that it would have been entitled to take had it not entered into this Agreement, including all rights and remedies available to it under applicable law, the Credit Agreement and any ancillary documents or agreements thereto; provided, however, that in no event shall any such termination relieve a Party from liability for its breach or non-performance of its obligations hereunder prior to the date of such termination. Upon any such termination of this Agreement, each vote or any consents given by any Consenting Term Lender prior to such termination shall be deemed, for all purposes, to be null and void ab initio and shall not be considered or otherwise used in any manner by the Parties in connection with the Restructuring and this Agreement, in each case, without further confirmation or other action by such Consenting Term Lender. If this Agreement has been terminated as to any Consenting Term Lender in accordance with Section 5 hereto at a time when permission of the Bankruptcy Court shall be required for a Consenting Term Lender to change or withdraw (or cause to change or withdraw) its vote to accept the Prepackaged Plan, the Company shall support and not oppose any attempt by such Consenting Term Lender to change or withdraw (or cause to change or withdraw) such vote at such time, subject to all remedies available to the Company at law, equity, or otherwise, including those remedies set forth in Section 12 hereof. The Consenting Term Lender shall have no liability to the Company or to each other in respect of any termination of this Agreement in accordance with the terms of this Section 5 and Section 19 hereof.

(g) If the Restructuring Transactions are not consummated following the date of termination of this Agreement, nothing herein shall be construed as a waiver by any Party of any or all of such Party’s rights and the Parties expressly reserve any and all of their respective rights. Pursuant to Federal Rule of Evidence 408 and any other applicable rules of evidence, this Agreement and all negotiations relating hereto shall not be admissible into evidence in any proceeding other than a proceeding to enforce its terms.

6. Definitive Documents; Good Faith Cooperation; Further Assurances.

Subject to the terms and conditions described herein, during the Support Period, each Party, severally and not jointly, hereby covenants and agrees to reasonably cooperate with each other in good faith in connection with, and shall exercise commercially reasonable efforts with respect to the pursuit, approval, implementation, and consummation of the Prepackaged Plan and the Restructuring, as well as the negotiation, drafting, execution (to the extent such Party is a party thereto), and delivery of the Definitive Documents. Furthermore, subject to the terms and conditions hereof, each of the Parties shall take such action as may be reasonably necessary or reasonably requested by the other Parties to carry out the purposes and intent of this Agreement, including making and filing any required regulatory filings and voting any claims against or securities of the Company in favor of the Restructuring, and shall refrain from taking any action that would frustrate the purposes and intent of this Agreement; provided that no Consenting Term Lender shall be required to incur any material cost, expense, or liability in connection therewith.

7. Representations and Warranties.

(a) Each Party, severally and not jointly, represents and warrants to the other Parties that the following statements are true, correct and complete as of the date hereof (or as of the date a Consenting Term Lender becomes a party hereto):

(i) such Party is validly existing and in good standing under the laws of its jurisdiction of incorporation or organization, and has all requisite corporate, partnership, limited liability company or similar authority to enter into this Agreement and carry out the transactions contemplated hereby and perform its obligations contemplated hereunder; and the execution and delivery of this Agreement and the performance of such Party’s obligations hereunder have been duly authorized by all necessary corporate, limited liability company, partnership or other similar action on its part;

(ii) the execution, delivery and performance by such Party of this Agreement does not and will not (A) violate any material provision of law, rule or regulation applicable to it or any of its subsidiaries or its charter or bylaws (or other similar governing documents) or those of any of its subsidiaries, or (B) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any material contractual obligation to which it or any of its subsidiaries is a party;

(iii) the execution, delivery and performance by such Party of this Agreement does not and will not require any material registration or filing with, consent or approval of, or notice to, or other action, with or by, any federal, state or governmental authority or regulatory body, except such filings as may be necessary and/or required by the SEC; and

(iv) this Agreement is the legally valid and binding obligation of such Party, enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability or a ruling of the Bankruptcy Court.

(b) Each Consenting Term Lender severally (and not jointly), represents and warrants to the Company that, as of the date hereof (or as of the date such Consenting Term Lender becomes a party hereto), such Consenting Term Lender (i) is the beneficial owner of the aggregate principal amount of Term Loans set forth below its name on the signature page hereof (or below its name on the signature page of a Joinder Agreement for any Consenting Term Lender that becomes a party hereto after the date hereof) and does not beneficially own any other Term Loans, and/or (ii) has, with respect to the beneficial owners of such Term Loans, (A) sole investment or voting discretion with respect to such Term Loans, (B) full power and authority to vote on and consent to matters concerning such Term Loans or to exchange, assign and transfer such Term Loans, and (C) full power and authority to bind or act on the behalf of, such beneficial owners.

(c) Each Consenting Term Lender severally (and not jointly) makes the representations and warranties set forth in Section 21(c) hereof, in each case, to the other Parties.

8. Disclosure; Publicity.

(a) Subject to the provisions set forth in Section 8(b) hereof, the Company shall disseminate a Current Report on Form 8-K or a press release disclosing the existence of this Agreement and the terms hereof and of the Term Sheet (including any schedules and exhibits thereto that are filed with the Bankruptcy Court on the Petition Date) with such redactions as may be reasonably requested by Kirkland to maintain the confidentiality of the items identified in Section 8(b) hereof, except as otherwise required by law. In the event that the Company fails to make the foregoing disclosures in compliance with the terms specified herein, any such Consenting Term Lender may publicly disclose the foregoing, including, without limitation, this Agreement and all of its exhibits and schedules (subject to the redactions called for by Section 8 hereof), and the Company hereby waives any claims against the Consenting Term Lenders arising as a result of such disclosure by a Consenting Term Lender in compliance with this Agreement.

(b) The Company shall submit drafts to Kirkland of any press releases, public documents and any and all filings with the SEC that constitute disclosure of the existence or terms of this Agreement or any amendment to the terms of this Agreement at least one (1) business day prior to making any such disclosure. Except as required by applicable law or otherwise permitted under the terms of any other agreement between the Company and any Consenting Term Lender, no Party or its advisors shall disclose to any person (including, for the avoidance of doubt, any other Consenting Term Lender), other than advisors to the Company, the principal amount of the Term Loans held by the Consenting Term Lender, without such Consenting Term Lender’s prior written consent; provided, however, that (i) if such disclosure is required by law, subpoena, or other legal process or regulation, the disclosing Party shall afford the relevant Consenting Term Lender a reasonable opportunity to review and comment in advance of such disclosure and shall take all reasonable measures to limit such disclosure (the expense of which, if any, shall be borne by the relevant Consenting Term Lender) and (ii) the foregoing shall not prohibit the disclosure of the aggregate percentage or aggregate outstanding principal amount of the Term Loans held by all the Consenting Term Lenders collectively. Notwithstanding the provisions in this Section 8, any Party may disclose, to the extent consented to in writing by a Consenting Term Lender, such Consenting Term Lender’s individual holdings).

9. Amendments and Waivers.

This Agreement, including any exhibits or schedules hereto, may not be waived, modified, amended or supplemented except with the written consent of the Company and the Requisite Term Lenders; provided, however, that any waiver, modification, amendment or supplement to this Section 9 shall require the written consent of all of the Parties; provided, further, that any modification, amendment or change to the definition of Requisite Term Lenders shall require the written consent of each Consenting Term Lender; provided, further, that any change, modification or amendment to this Agreement, the Term Sheet or the Prepackaged Plan that treats or affects any Consenting Term Lender in a manner that is disproportionately adverse, on an economic or non-economic basis, to the manner in which any of the other Consenting Term Lenders are treated (after taking into account each of the Consenting Term Lender’s respective holdings and interests in the Company and the recoveries contemplated by the Term Sheet (as in effect on the date hereof)) shall require the written consent of such Consenting Term Lender; provided, further, that if any change, modification or amendment to this Agreement, the Term Sheet or the Prepackaged Plan does not materially, adversely affect the rights of a Consenting Term Lender, the consent of such Consenting Term Lender shall not be required. In the event that an adversely affected Consenting Term Lender (“Non-Consenting Term Lender”) does not consent to a waiver, change, modification or amendment to this Agreement requiring the consent of each Consenting Term Lender, but such waiver, change, modification or amendment receives the consent of Consenting Term Lenders owning at least 66 2/3% of the aggregate outstanding principal amount of the Term Loans, this Agreement shall be deemed to have been terminated only as to such Non-Consenting Term Lender, but this Agreement shall continue in full force and effect in respect to all other Consenting Term Lenders who have so consented, in a way consistent with (or otherwise reasonably acceptable to the Requisite Term Lenders) this Agreement and the Term Sheet as waived, changed, modified, or amended, as applicable.

10. Effectiveness.

This Agreement shall become effective and binding on the Parties on the Support Effective Date, and not before such date; provided that signature pages executed by Consenting Term Lenders shall be delivered to (a) the other Consenting Term Lenders in a redacted form that removes such Consenting Term Lenders’ holdings of the Term Loans and any schedules to such Consenting Term Lenders’ holdings (if applicable) and (b) the Company, Weil, and Kirkland in an unredacted form (to be held by Weil and Kirkland on a professionals’ eyes only basis).

11. Governing Law; Jurisdiction; Waiver of Jury Trial.

(a) This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York, without giving effect to the conflict of laws principles thereof.

(b) Each of the Parties irrevocably agrees that any legal action, suit or proceeding arising out of or relating to this Agreement brought by any party or its successors or assigns shall be brought and determined in any federal or state court in the State of New York, and each of the Parties hereby irrevocably submits to the exclusive jurisdiction of the aforesaid courts for itself and with respect to its property, generally and unconditionally, with regard to any such proceeding arising out of or relating to this Agreement or the Restructuring Transactions. Each of the Parties agrees not to commence any proceeding relating hereto or thereto except in the courts described above in New York, other than proceedings in any court of competent jurisdiction to enforce any judgment, decree or award rendered by any such court in New York as described herein. Each of the Parties further agrees that notice as provided herein shall constitute sufficient service of process and the Parties further waive any argument that such service is insufficient. Each of the Parties hereby irrevocably and unconditionally waives, and agrees not to assert, by way of motion or as a defense, counterclaim or otherwise, in any proceeding arising out of or relating to this Agreement or the Restructuring Transactions, (i) any claim that it is not personally subject to the jurisdiction of the courts in New York as described herein for any reason, (ii) that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (iii) that (A) the proceeding in any such court is brought in an inconvenient forum, (B) the venue of such proceeding is improper or (C) this Agreement, or the subject matter hereof, may not be enforced in or by such courts. Notwithstanding the foregoing, during the pendency of the Chapter 11 Cases, all proceedings contemplated by this Section 11(b) shall be brought in the Bankruptcy Court.

(c) EACH PARTY HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY (I) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (II) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

12. Specific Performance/Remedies.

It is understood and agreed by the Parties that money damages would not be a sufficient remedy for any breach of this Agreement by any Party and each non-breaching Party shall be entitled to specific performance and injunctive or other equitable relief (including attorneys’ fees and costs) as a remedy of any such breach, without the necessity of proving the inadequacy of money damages as a remedy, including an order of the Bankruptcy Court requiring any Party to comply promptly with any of its obligations hereunder.

13. Survival.

Notwithstanding the termination of this Agreement pursuant to Section 5 hereof, the agreements and obligations of the Parties in this Section 13, and Sections 4(b), 5(d), 8, 10, 11, 12, 14, 15, 16, 17, 18, 19, 20, and 21 hereof (and any defined terms used in any such Sections) shall survive such termination and shall continue in full force and effect in accordance with the terms hereof; provided, however, that any liability of a Party for failure to comply with the terms of this Agreement shall survive such termination.

14. Headings.

The headings of the sections, paragraphs and subsections of this Agreement are inserted for convenience only and shall not affect the interpretation hereof or, for any purpose, be deemed a part of this Agreement.

15. Successors and Assigns; Severability; Several Obligations.

This Agreement is intended to bind and inure to the benefit of the Parties and their respective successors, permitted assigns, heirs, executors, administrators and representatives; provided, however, that nothing contained in this Section 15 shall be deemed to permit Transfers of the Term Loans or claims arising under the Term Loans other than in accordance with the express terms of this Agreement. If any provision of this Agreement, or the application of any such provision to any Person or circumstance, shall be held invalid or unenforceable in whole or in part, such invalidity or unenforceability shall attach only to such provision or part thereof and the remaining part of such provision hereof and this Agreement shall continue in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any Party. Upon any such determination of invalidity, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in a reasonably acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible. The agreements, representations and obligations of the Parties are, in all respects, ratable and several and neither joint nor joint and several.

16. No Third-Party Beneficiaries.

Unless expressly stated herein, this Agreement shall be solely for the benefit of the Parties and no other Person shall be a third-party beneficiary hereof.

17. Prior Negotiations; Entire Agreement.

This Agreement, including the exhibits and schedules hereto (including the Term Sheet) constitutes the entire agreement of the Parties, and supersedes all other prior negotiations, with respect to the subject matter hereof and thereof, except that the Parties acknowledge that any confidentiality agreements (if any) heretofore executed between the Company and each Consenting Term Lender shall continue in full force and effect.

18. Counterparts.

This Agreement may be executed in several counterparts, each of which shall be deemed to be an original, and all of which together shall be deemed to be one and the same agreement. Execution copies of this Agreement may be delivered by facsimile or by electronic mail in portable document format (pdf), which shall be deemed to be an original for the purposes of this paragraph.

19. Notices.

All notices hereunder shall be deemed given if in writing and delivered, if contemporaneously sent by electronic mail, facsimile, courier or by registered or certified mail (return receipt requested) to the following addresses and facsimile numbers:

(1) If to the Company, to:

Walter Investment Management Corp.

3000 Bayport Drive, Suite 1100

Tampa, FL 33607

Attn: John Haas, General Counsel, Chief Legal Counsel and Secretary

Email: JHaas@walterinvestment.com

With a copy to (which shall not constitute notice):

Weil, Gotshal & Manges LLP

767 Fifth Avenue

New York, NY 10153

Attn: Ray C. Schrock, P.C.

Email: Ray.Schrock@weil.com

Attn: Joseph H. Smolinsky, Esq.

Email: Joseph.Smolinsky@weil.com

Attn: Sunny Singh, Esq.

Email: Sunny.Singh@weil.com

(2) If to a Consenting Term Lender, or a transferee thereof, to the addresses or facsimile numbers set forth below following the Consenting Term Lender’s signature (or as directed by any transferee thereof), as the case may be, with copies to:

Kirkland & Ellis LLP

300 North LaSalle

Chicago, Il 606545

Attn: Patrick J Nash Jr., P.C.

Email: patrick.nash@kirkland.com

Attn: Gregory Pesce

Email: gregory.pesce@kirkland.com

Any notice given by delivery, mail or courier shall be effective when received. Any notice given by facsimile or electronic mail shall be effective upon oral, machine or electronic mail (as applicable) confirmation of transmission.

20. Creditors’ Committee.

Notwithstanding anything herein to the contrary, if any Consenting Term Lender is appointed to and serves on an official committee of unsecured creditors in the Chapter 11 Cases, the terms of this Agreement shall not be construed so as to limit such Consenting Term Lender’s exercise of its fiduciary duties to any person arising from its service on such committee, and any such exercise of such fiduciary duties shall not be deemed to constitute a breach of the terms of this Agreement. All Parties agree they shall not oppose the participation of any of the Consenting Term Lenders on any official committee of unsecured creditors formed in the Chapter 11 Cases

21. Reservation of Rights; No Admission.

(a) Nothing contained herein shall (i) limit (A) the ability of any Party to consult with other Parties, or (B) the rights of any Party under any applicable bankruptcy, insolvency, foreclosure, or similar proceeding, including the right to appear as a party in interest in any matter to be adjudicated in order to be heard concerning any matter arising in the

Chapter 11 Cases, in each case, so long as such consultation or appearance is consistent with such Party’s obligations hereunder, or under the terms of the Prepackaged Plan; (ii) limit the ability of any Consenting Term Lender to sell or enter into any transactions in connection with the Noteholder Claims, or any other claims against or interests in the Company, subject to the terms of Section 3(b) hereof; (iii) limit the rights of any Consenting Term Lender under the Credit Agreement or any agreements executed in connection with the Credit Agreement; or (iv) constitute a waiver or amendment of any provision of the Credit Agreement or any agreements executed in connection with the Credit Agreement.

(b) Except as expressly provided in this Agreement, nothing herein is intended to, or does, in any manner waive, limit, impair, or restrict the ability of each of the Parties to protect and preserve its rights, remedies, and interests, including its claims against any of the other Parties (or their respective affiliates or subsidiaries) or its full participation in any bankruptcy case filed by the Company or any of its affiliates and subsidiaries. This Agreement, the Term Sheet, and the Prepackaged Plan are part of a proposed settlement of matters that could otherwise be the subject of litigation among the Parties. Pursuant to Rule 408 of the Federal Rule of Evidence, any applicable state rules of evidence, and any other applicable law, foreign or domestic, this Agreement and all negotiations relating thereto shall not be admissible into evidence in any proceeding other than a proceeding to enforce its terms. This Agreement shall in no event be construed as or be deemed to be evidence of an admission or concession on the part of any Party of any claim or fault or liability or damages whatsoever. Each of the Parties denies any and all wrongdoing or liability of any kind and does not concede any infirmity in the claims or defenses which it has asserted or could assert.

22. Relationship Among Consenting Term Lenders.

(a) It is understood and agreed that no Consenting Term Lender has any duty of trust or confidence in any kind or form with any other Consenting Term Lender, and, except as expressly provided in this Agreement, there are no commitments among or between them. In this regard, it is understood and agreed that any Consenting Term Lender may trade in the Noteholder Claims or other debt of the Company without the consent of the Company or any other Consenting Term Lender, subject to applicable securities laws, the terms of this Agreement, and any confidentiality agreement entered into with the Company; provided that no Consenting Term Lender shall have any responsibility for any such trading to any other person or entity by virtue of this Agreement. No prior history, pattern, or practice of sharing confidences among or between the Consenting Term Lender shall in any way affect or negate this understanding and agreement.

(b) Notwithstanding anything to the contrary herein, nothing in this Agreement shall require any Consenting Term Lender or representative of a Consenting Term Lender that becomes a member of a statutory committee that may be established in the Chapter 11 Cases to take any action, or to refrain from taking any action, in such person’s capacity as a statutory committee member; provided that nothing in this Agreement shall be construed as requiring any Consenting Term Lender to serve on any statutory committee in the Chapter 11 Cases.

23. No Solicitation; Representation by Counsel; Adequate Information.

(a) This Agreement is not and shall not be deemed to be a solicitation for votes in favor of the Prepackaged Plan in the Chapter 11 Cases by the Term Lenders or a solicitation to tender or exchange any of the Term Loans. The acceptances of the Consenting Term Lenders with respect to the Prepackaged Plan will not be solicited until such Consenting Term Lender has received the Disclosure Statement and related ballots and solicitation materials, each as approved or ratified by the Bankruptcy Court.

(b) Each Party acknowledges that it has had an opportunity to receive information from the Company and that it has been represented by counsel in connection with this Agreement and the transactions contemplated hereby. Accordingly, any rule of law or any legal decision that would provide any Party with a defense to the enforcement of the terms of this Agreement against such Party based upon lack of legal counsel shall have no application and is expressly waived.

(c) Although none of the Parties intends that this Agreement should constitute, and they each believe it does not constitute, a solicitation or acceptance of a chapter 11 plan of reorganization or an offering of securities, each Consenting Term Lender acknowledges, agrees and represents to the other Parties that it (i) is a “qualified institutional buyer” as such term is defined in Rule 144A of the Securities Act or a non-US person participating in the offering outside the United States in reliance on Regulation S under the Securities Act, (ii) is an accredited investor (as such term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act), (iii) understands that the securities to be acquired by it (if any) pursuant to the Restructuring Transactions have not been registered under the Securities Act and that such securities are, to the extent not acquired pursuant to section 1145 of the Bankruptcy Code, being offered and sold pursuant to an exemption from registration contained in the Securities Act, based in part upon such Consenting Term Lender’s representations contained in this Agreement and cannot be sold unless subsequently registered under the Securities Act or an exemption from registration is available and (iv) has such knowledge and experience in financial and business matters that such Consenting Term Lender is capable of evaluating the merits and risks of the securities to be acquired by it (if any) pursuant to the Restructuring Transactions and understands and is able to bear any economic risks with such investment.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed and delivered by their respective duly authorized officers, solely in their respective capacity as officers of the undersigned and not in any other capacity, as of the date first set forth above.

WALTER INVESTMENT MANAGEMENT CORP.

By:	/s/ Gary L. Tillet
Name: Gary L. Tillet
Title: Executive Vice President and Chief Financial Officer

SIGNATURE PAGE TO RESTRUCTURING SUPPORT AGREEMENT

ARCHVIEW FUND L.P., ARCHVIEW

MASTER FUND LTD., ARCHVIEW ERISA

MASTER FUND LTD, and RAMIUS

ARCHVIEW CREDIT AND DISTRESSED

FUND, and ARCHVIEW CREDIT

OPPORTUNITIES FUND I L.P. By

Archview Investment Group LP its

Investment Manager

By:          /s/ Aaron Rosen

Name:     Aaron Rosen

Title:       Principal

[Signature Page to Restructuring Support Agreement]

BLACK DIAMOND OFFSHORE LTD.

By: Carlson Capital, L.P., its investment

advisor

By:          /s/ Lynne B. Alpar

Name:     Lynne B. Alpar

Title:       Chief Financial Officer of Carlson Capital, L.P.

[Signature Page to Restructuring Support Agreement]

DOUBLE BLACK DIAMOND OFFSHORE LTD.

By: Carlson Capital, L.P., its investment

advisor

By:          /s/ Lynne B. Alpar

Name:     Lynne B. Alpar

Title:       Chief Financial Officer of Carlson Capital, L.P.

[Signature Page to Restructuring Support Agreement]

CVP Cascade CLO-1 Ltd.

CVP Cascade CLO-2 Ltd.

By: CVP CLO Manager LLC

By:          /s/ Brian J. Conroy

Name:     Brian J. Conroy

Title:       Portfolio Manager

[Signature Page to Restructuring Support Agreement]

By: Credit Suisse Asset Management, LLC,

In its capacity as investment manager, sub-

adviser or similar capacity on behalf of

holders of the Term Loan B of Walter

Investment Management Corp

By           /s/ David Mechlin

Name:     David Mechlin

Title:       Authorized Signatory

[Signature Page to Restructuring Support Agreement]

By: Marathon Asset Management, LP on

behalf of certain funds advised by it that are

Lenders

By:          /s/ Dan Lalli

Name:     Dan Lalli

Title:       Authorized Signatory

[Signature Page to Restructuring Support Agreement]

Symphony Asset Management LLC in its

capacity as investment manager, sub-advisor,

collateral manager, or similar capacity on

behalf of certain entities in their respective

capacities as Lenders to Walter Investment

Management Corp.

By:          /s/ Judith MacDonald

Name:     Judith MacDonald

Title:       General Counsel

Certain Registered Investment Companies

advised by Nuveen Fund Advisors, LLC and

sub-advised by Symphony Asset Management

LLC

By:          /s/ Judith MacDonald

Name:     Judith MacDonald

Title:       General Counsel

[Signature Page to Restructuring Support Agreement]

By: NEUBERGER BERMAN

INVESTMENT ADVISERS LLC, AS

INVESTMENT MANAGER OF FUNDS

AND/OR ACCOUNTS IT MANAGES

By:          /s/ Joseph Lynch

Name:     Joseph Lynch

Title:       Managing Director

[Signature Page to Restructuring Support Agreement]

AGF FLOATING RATE INCOME FUND

BY: EATON VANCE MANAGEMENT AS

PORTFOLIO MANAGER

By:          /s/ Craig P. Russ

Name:    Craig P. Russ

Title:      Vice President

[Signature Page to Restructuring Support Agreement]

EATON VANCE CDO X PLC

BY: EATON VANCE MANAGEMENT AS

INVESTMENT ADVISOR

By:          /s/ Craig P. Russ

Name:     Craig P. Russ

Title:       Vice President

[Signature Page to Restructuring Support Agreement]

Eaton Vance CLO 2014-1 Ltd.

By: Eaton Vance Management Portfolio

Manager

By:          /s/ Craig P. Russ

Name:     Craig P. Russ

Title:       Vice President

[Signature Page to Restructuring Support Agreement]

DaVinci Reinsurance Ltd.

By: Eaton Vance Management as Investment

Advisor

By:          /s/ Craig P. Russ

Name:     Craig P. Russ

Title:       Vice President

[Signature Page to Restructuring Support Agreement]

Eaton Vance Loan Holding Limited

By: Eaton Vance Management as Investment

Manager

By:          /s/ Craig P. Russ

Name:     Craig P. Russ

Title:       Vice President

[Signature Page to Restructuring Support Agreement]

Eaton Vance Floating-Rate Income Plus Fund

By: Eaton Vance Management as Investment

Advisor

By:          /s/ Craig P. Russ

Name:     Craig P. Russ

Title:       Vice President

[Signature Page to Restructuring Support Agreement]

EATON VANCE SENIOR FLOATING-

RATE TRUST

BY: EATON VANCE MANAGEMENT AS

INVESTMENT ADVISOR

By:          /s/ Craig P. Russ

Name:     Craig P. Russ

Title:       Vice President

[Signature Page to Restructuring Support Agreement]

EATON VANCE FLOATING-RATE

INCOME TRUST

BY: EATON VANCE MANAGEMENT AS

INVESTMENT ADVISOR

By:          /s/ Craig P. Russ

Name:     Craig P. Russ

Title:       Vice President

[Signature Page to Restructuring Support Agreement]

Eaton Vance International (Cayman Island)

Floating-Rate Income Portfolio

By: Eaton Vance Management as Investment

Advisor

By:          /s/ Craig P. Russ

Name:     Craig P. Russ

Title:       Vice President

[Signature Page to Restructuring Support Agreement]

EATON VANCE SENIOR INCOME TRUST

BY: EATON VANCE MANAGEMENT AS

INVESTMENT ADVISOR

By:          /s/ Craig P. Russ

Name:     Craig P. Russ

Title:       Vice President

[Signature Page to Restructuring Support Agreement]

Eaton Vance Short Duration Diversified

Income Fund

By: Eaton Vance Management As Investment

Advisor

By:          /s/ Craig P. Russ

Name:     Craig P. Russ

Title:       Vice President

[Signature Page to Restructuring Support Agreement]

EATON VANCE INSTITUTIONAL

SENIOR LOAN FUND

BY: EATON VANCE MANAGEMENT AS

INVESTMENT ADVISOR

By:          /s/ Craig P. Russ

Name:     Craig P. Russ

Title:       Vice President

[Signature Page to Restructuring Support Agreement]

EATON VANCE LIMITED DURATION

INCOME FUND

BY: EATON VANCE MANAGEMENT AS

INVESTMENT ADVISOR

By:          /s/ Craig P. Russ

Name:     Craig P. Russ

Title:       Vice President

[Signature Page to Restructuring Support Agreement]

Eaton Vance Floating Rate Portfolio

By: Boston Management and Research as

Investment Advisor

By:          /s/ Craig P. Russ

Name:     Craig P. Russ

Title:       Vice President

[Signature Page to Restructuring Support Agreement]

Brighthouse Funds Trust I –

Brighthouse/Eaton Vance Floating Rate

Portfolio

By: Eaton Vance Management as Investment

Sub-Advisor

By:          /s/ Craig P. Russ

Name:     Craig P. Russ

Title:       Vice President

[Signature Page to Restructuring Support Agreement]

Florida Power & Light Company

By: Eaton Vance Management as Investment

Advisor

By:          /s/ Craig P. Russ

Name:     Craig P. Russ

Title:       Vice President

[Signature Page to Restructuring Support Agreement]

PACIFIC SELECT FUND FLOATING

RATE LOAN PORTFOLIO

BY: EATON VANCE MANAGEMENT AS

INVESTMENT SUB-ADVISOR

By:          /s/ Craig P. Russ

Name:     Craig P. Russ

Title:       Vice President

[Signature Page to Restructuring Support Agreement]

Renaissance Investment Holdings Ltd

By: Eaton Vance Management as Investment

Advisor

By:          /s/ Craig P. Russ

Name:     Craig P. Russ

Title:       Vice President

[Signature Page to Restructuring Support Agreement]

Columbia Funds Variable Series Trust II –

Variable Portfolio-Eaton Vance Floating-Rate

Income Fund

By: Eaton Vance Management as Investment

Sub-Advisor

By:          /s/ Craig P. Russ

Name:     Craig P. Russ

Title:       Vice President

[Signature Page to Restructuring Support Agreement]

SENIOR DEBT PORTFOLIO

By: Boston Management and Research as

Investment Advisor

By:          /s/ Craig P. Russ

Name:     Craig P. Russ

Title:       Vice President

[Signature Page to Restructuring Support Agreement]

EATON VANCE VT FLOATING-RATE

INCOME FUND

BY: EATON VANCE MANAGEMENT AS

INVESTMENT ADVISOR

By:          /s/ Craig P. Russ

Name:     Craig P. Russ

Title:       Vice President

[Signature Page to Restructuring Support Agreement]

Adams Mill CLO Ltd.

By: SHENKMAN CAPITAL

MANAGEMENT, INC., as Collateral

Manager

By:          /s/ Justin Slatky

Name:     Justin Slatky

Title:       Co-Chief Investment Officer

[Signature Page to Restructuring Support Agreement]

Associate Electric & Gas Insurance Services

Limited

By: SHENKMAN CAPITAL

MANAGEMENT, INC., as Investment

Manager

By:          /s/ Justin Slatky

Name:     Justin Slatky

Title:       Co-Chief Investment Officer

[Signature Page to Restructuring Support Agreement]

Brookside Mill CLO Ltd.

By: SHENKMAN CAPITAL

MANAGEMENT, INC., as Collateral

Manager

By:          /s/ Justin Slatky

Name:     Justin Slatky

Title:       Co-Chief Investment Officer

[Signature Page to Restructuring Support Agreement]

Christian Super

By: SHENKMAN CAPITAL

MANAGEMENT, INC., as Investment

Manager

By:          /s/ Justin Slatky

Name:     Justin Slatky

Title:       Co-Chief Investment Officer

[Signature Page to Restructuring Support Agreement]

Credos Floating Rate Fund LP

By: SHENKMAN CAPITAL

MANAGEMENT, INC., as General Partner

By:          /s/ Justin Slatky

Name:     Justin Slatky

Title:       Co-Chief Investment Officer

[Signature Page to Restructuring Support Agreement]

Jackson Mill CLO Ltd.

By: SHENKMAN CAPITAL

MANAGEMENT, INC., as Portfolio

Manager

By:          /s/ Justin Slatky

Name:     Justin Slatky

Title:       Co-Chief Investment Officer

[Signature Page to Restructuring Support Agreement]

Jefferson Mill CLO, Ltd.

By: SHENKMAN CAPITAL

MANAGEMENT, INC., as Collateral

Manager

By:          /s/ Justin Slatky

Name:     Justin Slatky

Title:       Co-Chief Investment Officer

[Signature Page to Restructuring Support Agreement]

Kentucky Retirement Systems (Shenkman –

Insurance Fund Account)

By: SHENKMAN CAPITAL

MANAGEMENT, INC., as Investment

Manager

By:          /s/ Justin Slatky

Name:     Justin Slatky

Title:       Co-Chief Investment Officer

[Signature Page to Restructuring Support Agreement]

Kentucky Retirement Systems (Shenkman –

Pension Account)

By: SHENKMAN CAPITAL

MANAGEMENT, INC., as Investment

Manager

By:          /s/ Justin Slatky

Name:     Justin Slatky

Title:       Co-Chief Investment Officer

[Signature Page to Restructuring Support Agreement]

Providence Health & Services Investment

Trust (Bank Loans Portfolio)

By: SHENKMAN CAPITAL

MANAGEMENT, INC., as Investment

Manager

By:          /s/ Justin Slatky

Name:     Justin Slatky

Title:       Co-Chief Investment Officer

[Signature Page to Restructuring Support Agreement]

Shenkman Floating Rate High Income Fund

By: SHENKMAN CAPITAL

MANAGEMENT, INC., as Investment

Manager

By:          /s/ Justin Slatky

Name:     Justin Slatky

Title:       Co-Chief Investment Officer

[Signature Page to Restructuring Support Agreement]

Sudbury Mill CLO, Ltd.

By: SHENKMAN CAPITAL

MANAGEMENT, INC., as Collateral

Manager

By:          /s/ Justin Slatky

Name:     Justin Slatky

Title:       Co-Chief Investment Officer

[Signature Page to Restructuring Support Agreement]

Virginia College Savings Plan,.

By: SHENKMAN CAPITAL

MANAGEMENT, INC., as Investment

Manager

By:          /s/ Justin Slatky

Name:     Justin Slatky

Title:       Executive Vice-President

[Signature Page to Restructuring Support Agreement]

Washington Mill CLO Ltd.

By: SHENKMAN CAPITAL

MANAGEMENT, INC., as Collateral

Manager

By:          /s/ Justin Slatky

Name:     Justin Slatky

Title:       Co-Chief Investment Officer

[Signature Page to Restructuring Support Agreement]

WM Pool – Fixed Interest Trust No. 7

By: SHENKMAN CAPITAL

MANAGEMENT, INC., as Investment

Manager

By:          /s/ Justin Slatky

Name:     Justin Slatky

Title:       Co-Chief Investment Officer

[Signature Page to Restructuring Support Agreement]

Ocean Trails CLO IV

By: Five Arrows Managers North America

LLC as Asset Manager, as Lender

By:          /s/ Heidimarie Skor

Name:     Heidimarie Skor

Title:       Director

Ocean Trails CLO V

By: Five Arrows Managers North America

LLC as Asset Manager, as Lender

By:          /s/ Heidimarie Skor

Name:     Heidimarie Skor

Title:       Director

Exhibit A

Restructuring Term Sheet

Treatment of Claims and Interests
Class	Treatment
Credit Agreements[1]

Out-of-Court Restructuring: To the extent the Out-of-Court Restructuring is consummated, as of the Effective Date, the Company and the Consenting Term Lenders will enter into and consummate a transaction that is consistent with the transaction overview and proposed terms set out in Annex A to this Restructuring Term Sheet (the “Credit Agreement Annex”).

In-Court Restructuring: To the extent the In-Court Restructuring is consummated, any plan of reorganization in connection with the Restructuring (including the Prepackaged Plan (as defined in the RSA), the “Plan”) will provide that the Company, as reorganized pursuant to the Plan, will (i) enter into the New Credit Facility (as defined in the Credit Agreement Annex), the terms of which New Credit Facility shall be consistent with the matters described in items 9 to 26 of the Credit Agreement Annex,[2] and (ii) make cash payments of not less than $300,000,000 in the aggregate (payable in the manner set forth in the RSA, Credit Agreement Annex and/or Interim Amendment, as applicable, and, for the avoidance of any doubt, shall be with respect to: the amount of mandatory prepayments required by Section 2.13(c)(iii) of the Credit Agreement (as amended by the Interim Amendment); $50,000,000 in scheduled additional principal amortization payments on December 31, 2017, as contemplated by item 12 of the Credit Agreement Annex; $50,000,000 in cash, as contemplated by item 25 of the Credit Agreement Annex; and the Escrow Amount), less amounts already paid in accordance with the RSA, to the Term Lenders.

Senior Notes

Out-of-Court Restructuring: To the extent the Out-of-Court Restructuring is consummated, as of the Effective Date, the Company and the Consenting Senior Noteholders will enter into transactions consistent with Annex B to this Restructuring Term Sheet (the “Senior Notes Annex”).

In-Court Restructuring: To the extent the In-Court Restructuring is consummated, the Plan will provide that the Company, as reorganized pursuant to the Plan, will consummate transactions with respect to the Senior Notes that are consistent with the Senior Notes Annex.

[1]	Unless defined in this Exhibit or the context requires otherwise, capitalized terms in this Exhibit have the same meaning as in the Restructuring Support Agreement, dated as of July 31, 2017, to which this Exhibit is attached as Exhibit A (the “RSA”).
[2]	And otherwise, consistent with the “New Credit Facility” described in the Credit Agreement Annex.

Treatment of Claims and Interests
Convertible Notes

Out-of-Court Restructuring: To the extent the Out-of-Court Restructuring is consummated, as of the Effective Date, each consenting Convertible Noteholder will receive its pro rata share of value (in the form of cash, equity, and/or other consideration, as determined by the Required Parties) in an amount no greater than $40,000,000.

In-Court Restructuring: If the Company pursues the In-Court Restructuring, the Plan will treat the holders of Convertible Notes in a manner acceptable to the Required Parties that is consistent with the Bankruptcy Code, provided that, if at least 66 2/3% of the aggregate outstanding principal amount of Convertible Notes do not vote to accept the Plan, then the Convertible Notes will not receive or retain any property under the Plan.

Equity Interests[3]	The Definitive Documents for the Restructuring will treat Equity Interests in a manner acceptable to the Required Parties that is consistent with the applicable law.
All other claims	Unimpaired or, if refinanced, in a manner reasonably acceptable to the Requisite Term Lenders.
Other Key Terms
Term	Description
Compromise and Settlement

The Plan will contain provisions for the compromise and settlement of Claims stating that, notwithstanding anything in the Plan to the contrary, the allowance, classification and treatment of allowed Claims and Interests[4] and their respective distributions take into account and conform to the relative priority and rights of such Claims and Interests in connection with any contractual, legal and equitable subordination rights relating thereto, whether arising under general principles of equitable subordination, section 510 of the Bankruptcy Code or otherwise.

Released Parties	Means collectively: (a) the Company and its direct and indirect

[3]	“Equity Interests” means all common stock of the Company issued and outstanding as of the Effective Date.
[4]	Until and unless amended or modified by the Required Parties, in the Plan, “Interests” will mean, “any equity security in a Debtor as defined in section 101(16) of the Bankruptcy Code, including all common stock or units, preferred stock or units or other instruments evidencing an ownership interest in any of the Debtors, whether or not transferable, and any option, warrant or right, contractual or otherwise, to acquire any such interests in a Debtor that existed immediately before the Effective Date.”

Treatment of Claims and Interests

subsidiaries; (b) the Consenting Term Lenders; (c) the Administrative Agent; (d) the consenting Senior Noteholders; (e) the Senior Notes trustee; (f) the consenting Convertible Noteholders; (g) the Convertible Notes trustee; (h) such other entities as agreed between the Required Parties; and (i) with respect to each of the foregoing entities in clauses (a) through (g), such entities’ predecessors, successors and assigns, subsidiaries, affiliates, managed accounts or funds, and all of their respective current and former officers, directors, principals, shareholders, members, partners, employees, agents, advisory board members, financial advisors, attorneys, accountants, investment bankers, consultants, representatives, management companies, fund advisors and other professionals, and such persons’ respective heirs, executors, estates, servants and nominees.

Releases (Out-of-Court Restructuring)

As of the Effective Date, the Released Parties party to the RSA agree, and will be deemed to agree, to the releases described below.

Releases by the Company: As of the Effective Date, except for the rights that remain in effect from and after the Support Date to enforce Credit Agreement and the Definitive Documents, for good and valuable consideration, the adequacy of which is hereby confirmed, including, without limitation, the service of the Released Parties to facilitate the reorganization of the Company and the implementation of the Restructuring, and except as otherwise provided in the Credit Agreement, the RSA, and the other Definitive Documents, the Released Parties will be deemed forever released and discharged, to the maximum extent permitted by law, by the Company, or the reorganized Company, from any and all Claims, obligations, suits, judgments, damages, demands, debts, rights, causes of action, remedies, losses, and liabilities whatsoever, including any derivative claims, asserted or assertable on behalf of the Company, or the reorganized Company (as the case may be), whether liquidated or unliquidated, fixed or contingent, matured or unmatured, known or unknown, foreseen or unforeseen, existing or hereinafter arising, in law, equity, or otherwise, that the Company, or the reorganized Company (as the case may be), would have been legally entitled to assert in their own right (whether individually or collectively) or on behalf of the holder of any claim or interest or other person, based on or relating to, or in any manner arising from, in whole or in part, the Company, the purchase, sale, or rescission of the purchase or sale of any security of the Company or the reorganized Company (as the case may be), the subject matter of, or the transactions or events giving rise to, any Claim or interest that is addressed by the Definitive Documents, the business or contractual arrangements between any of the Company and any Released Party, the Restructuring, the restructuring of any Claim or interest before or during the Restructuring, the RSA and all related

Treatment of Claims and Interests

agreements, instruments, and other documents (including the Definitive Documents), and the negotiation, formulation, or preparation thereof, the solicitation of votes with respect to the Definitive Documents, or any other act or omission.

Releases by Consenting Term Lenders and Other Consenting Third Parties: As of the Effective Date, except for the rights that remain in effect from and after the Effective Date to enforce the Credit Agreement, the RSA, and the other Definitive Documents, for good and valuable consideration, the adequacy of which is hereby confirmed, including, without limitation, the service of the Released Parties to facilitate the reorganization of the Company and the implementation of the Restructuring, and except as otherwise provided in the Definitive Documents, the Released Parties will be deemed forever released and discharged, to the maximum extent permitted by law, by the Consenting Term Lenders from any and all Claims, obligations, suits, judgments, damages, demands, debts, rights, causes of Action, remedies, losses, and liabilities whatsoever, including any derivative claims asserted or assertable on behalf of the Company, or the reorganized Company (as the case may be), whether liquidated or unliquidated, fixed or contingent, matured or unmatured, known or unknown, foreseen or unforeseen, existing or hereinafter arising, in law, equity, or otherwise, that such holders or their affiliates would have been legally entitled to assert in their own right (whether individually or collectively) or on behalf of the holder of any Claim or interest or other person, based on or relating to, or in any manner arising from, in whole or in part, the Company, or the reorganized Company (as the case may be), the purchase, sale, or rescission of the purchase or sale of any security of the Company or the or the reorganized Company (as the case may be), the subject matter of, or the transactions or events giving rise to, any Claim or interest that is addressed by the Definitive Documents, the business or contractual arrangements between any of the Company and any Released Party, the Restructuring, the restructuring of any Claim or Interest before or during the Restructuring, the RSA and any related agreements, instruments, and other documents (including the Definitive Documents), and the negotiation, formulation, or preparation thereof, the solicitation of votes with respect to the Definitive Documents, or any other act or omission.

Releases (In-Court Restructuring)

To the extent the Out-of-Court Restructuring is consummated, the Released Parties will agree, and be deemed to agree, to the releases described below. To the extent the In-Court Restructuring is consummated, the Plan will provide for standard releases (including from the holders of Claims, Interests, and from the Company) with language substantially to the effect of the following:

Releases by the Company: As of the Effective Date, except for the rights

Treatment of Claims and Interests

that remain in effect from and after the Effective Date to enforce the Plan and the Definitive Documents, for good and valuable consideration, the adequacy of which is hereby confirmed, including, without limitation, the service of the Released Parties to facilitate the reorganization of the Company and the implementation of the Restructuring, and except as otherwise provided in the Plan or in the confirmation order for the Plan, the Released Parties will be deemed forever released and discharged, to the maximum extent permitted by law, by the Company, or the reorganized Company, and the estates from any and all Claims, obligations, suits, judgments, damages, demands, debts, rights, causes of action, remedies, losses, and liabilities whatsoever, including any derivative claims, asserted or assertable on behalf of the Company, or the reorganized Company (as the case may be), or their estates, whether liquidated or unliquidated, fixed or contingent, matured or unmatured, known or unknown, foreseen or unforeseen, existing or hereinafter arising, in law, equity, or otherwise, that the Company, or the reorganized Company (as the case may be), or their estates would have been legally entitled to assert in their own right (whether individually or collectively) or on behalf of the holder of any claim or interest or other person, based on or relating to, or in any manner arising from, in whole or in part, the Company, the chapter 11 cases, the purchase, sale, or rescission of the purchase or sale of any security of the Company or the reorganized Company (as the case may be), the subject matter of, or the transactions or events giving rise to, any Claim or interest that is treated in the Plan, the business or contractual arrangements between any of the Company and any Released Party, the Restructuring, the restructuring of any Claim or interest before or during the chapter 11 cases, the Disclosure Statement, the RSA, and the Plan and related agreements, instruments, and other documents (including the Definitive Documents), and the negotiation, formulation, or preparation thereof, the solicitation of votes with respect to the Plan, or any other act or omission, other than claims or causes of action arising out of or related to any act or omission of a Released Party that constitutes fraud, gross negligence or willful misconduct.

Releases by Term Lenders and Administrative Agent: As of the Effective Date, except for the rights that remain in effect from and after the Effective Date to enforce the Plan and the Definitive Documents, for good and valuable consideration, the adequacy of which is hereby confirmed, including, without limitation, the service of the Released Parties to facilitate the reorganization of the Company and the implementation of the Restructuring, and except as otherwise provided in the Plan or in the confirmation order for the Plan, the Released Parties will be deemed forever released and discharged, to the maximum extent permitted by law, by (i) the Term Lenders, and (ii) the Administrative

Treatment of Claims and Interests

Agent, in each case from any and all Claims, obligations, suits, judgments, damages, demands, debts, rights, causes of Action, remedies, losses, and liabilities whatsoever, including any derivative claims asserted or assertable on behalf of the Company, or the reorganized Company (as the case may be), or their estates, whether liquidated or unliquidated, fixed or contingent, matured or unmatured, known or unknown, foreseen or unforeseen, existing or hereinafter arising, in law, equity, or otherwise, that such holders or their affiliates would have been legally entitled to assert in their own right (whether individually or collectively) or on behalf of the holder of any Claim or interest or other person, based on or relating to, or in any manner arising from, in whole or in part, the company, or the reorganized Company (as the case may be), or their estates, the chapter 11 cases, the purchase, sale, or rescission of the purchase or sale of any security of the Company or the or the reorganized Company (as the case may be), the subject matter of, or the transactions or events giving rise to, any Claim or interest that is treated in the Plan, the business or contractual arrangements between any of the Company and any Released Party, the Restructuring, the restructuring of any Claim or Interest before or during the Chapter 11 Cases, the Disclosure Statement, the RSA, and the Plan and related agreements, instruments, and other documents (including the Definitive Documents), and the negotiation, formulation, or preparation thereof, the solicitation of votes with respect to the Plan, or any other act or omission, other than Claims or causes of action arising out of or related to any act or omission of a Released Party that constitutes fraud, gross negligence or willful misconduct.

Guarantor Releases	For the avoidance of doubt, the Plan will provide for releases of the obligations of the Company under any guarantee provided in connection with the Credit Agreement or the Senior Notes.
Exculpation:

The Plan will contain exculpation provisions with language substantially to the effect of the following:

To the maximum extent permitted by applicable law, no Exculpated Party[5] will have or incur, and each Exculpated Party is hereby released and exculpated from, any claim, obligation, suit, judgment, damage, demand, debt, right, cause of action, remedy, loss, and liability for any claim in connection with or arising out of the administration of the Chapter 11 Cases; the negotiation and pursuit of the Disclosure Statement, the RSA, the Restructuring Transactions, the Plan, or the solicitation of votes for, or confirmation of, the Plan; the funding of the

[5]	“Exculpated Parties” shall have the same meaning as Released Parties, unless and until amended by the Required Parties.

Treatment of Claims and Interests

Plan; the occurrence of the Effective Date; the administration of the Plan or the property to be distributed under the Plan; the issuance of securities under or in connection with the Plan; or the transactions in furtherance of any of the foregoing; except for fraud, gross negligence or willful misconduct. This exculpation shall be in addition to, and not in limitation of, all other releases, indemnities, exculpations and any other applicable law or rules protecting such Exculpated Parties from liability.

Other Terms	Acceptable to the Required Parties in accordance with the RSA.

Annex A

Credit Agreement Amendment

Credit Agreement Amendment – Term Sheet

Capitalized terms used but not otherwise defined in this term sheet shall have the meanings ascribed to such terms in the Restructuring Support Agreement, dated as of July 31, 2017 (the “RSA”), to which this term sheet is attached as Exhibit A.

In connection with the Out-of-Court Restructuring, the Borrower will offer all Term Lenders the opportunity to cashlessly roll or exchange their remaining existing Term Loans into, or, in connection with the In-Court Restructuring, the Prepackaged Plan will provide that each Term Lender will receive its pro rata share of loans pursuant to, a new pari passu credit facility (the “Term Loan Rolled Facility”) which will reflect the terms described below (including as to a one-time prepayment in an aggregate amount of $50 million at the closing thereof and additional principal amortization as described below). This term sheet summarizes the material terms of the Credit Agreement Amendment and the Term Loan Rolled Facility (whether effectuated pursuant to the Out-of-Court Restructuring or the In-Court Restructuring).

The effectiveness of the Credit Agreement Amendment and the Term Loan Rolled Facility will be conditioned on the Effective Date.

#	Term	Proposal
Credit Agreement, effective as of the Effective Date:
1	Definitions – “Acceptable Intercreditor Agreement”

Attach to the Credit Agreement forms of (i) first lien/second lien intercreditor agreement to be executed in connection with uptier exchange and (ii) pari passu intercreditor agreement to be executed in connection with Term Loan Rolled Facility

2	Section 2.13 – Mandatory Prepayments

Amend mandatory prepayments to (i) delete the revised asset sale provisions (as described below) being implemented by the Interim Amendment, (ii) delete the excess cash flow payment and (iii) reduce excess cash flow payment by the amount of any open market purchases made in connection with the liability management transaction or execution of the RSA

3	Section 2.19(a) – Payments Generally	Clarify that payments made pursuant to Section 9.04(l) are not subject to the provisions of Section 2.19(a)
4	Section 6.01 – Affirmative and Negative Covenants	Remove affirmative and negative covenants (other than the Financial Covenants)
5	Section 9.04(l) – Dutch Auction/Open Market Purchase Procedures

Permit the consideration offered to lenders participating in the Dutch Auction to be new loans issued by the Borrower (in addition to cash) (to be effectuated by a cashless roll or loan for loan exchange)

6	Section 9.04(l)(vii) – Dutch Auction/Open Market Purchase Procedures	Delete no MNPI representation in connection with Dutch Auctions/open market purchases effected pursuant to the RSA
7	Proceeds of Collateral	Pari passu intercreditor to specify that any proceeds of the collateral will be allocated such that the first 51% of such proceeds is paid to satisfy the obligations under the existing credit facility and Term Loan Rolled Facility on a pro rata basis and the next 49% of such proceeds is paid solely to satisfy the obligations under the Term Loan Rolled Facility

#	Term	Proposal
8	Other	Additional technical amendments to effectuate the foregoing to be included
Terms of Term Loan Rolled Facility, to be based on the documentation for the existing Credit Agreement with the following changes, effective as of the Effective Date:
9	Definitions – “Acceptable Intercreditor Agreement”

Attach to the Credit Agreement forms of (i) first lien/second lien intercreditor agreement to be executed in connection with uptier exchange, which will (x) be silent second lien with no right to provide DIP financing (other than on a second lien basis or if the Term Loan Rolled Facility is repaid in full) (y) provide that any and all claims and obligations of the lenders under the Term Loan Rolled Facility, including any principal, interest, penalties, fees, expenses, costs, charges, make-whole premium, prepayment premium, and/or other premium and any deficiency claim, whether secured or unsecured, shall be senior in all respects to the payment of any claim or obligation under the second lien indenture (including, for the avoidance of any doubt, any principal, interest, penalties, fees, expenses, costs, charges, make-whole premium, prepayment premium, and/or other premium and any deficiency claim, whether secured or unsecured) thereunder and (ii) pari passu intercreditor agreement to be executed in connection with Term Loan Rolled Facility, in each case, in form and substance reasonably satisfactory to the Required Lenders

10	Definitions – “Applicable Margin”	L + 6.00%
11	Definitions – “Tranche B Term Loan Maturity Date”	New term loans will have a maturity of June 30, 2022
12	Section 2.11 – Repayment of Term Borrowings

Scheduled additional principal amortization payment on December 31, 2017 of $50M

Scheduled additional quarterly principal amortization as follows: $15M per quarter (beginning with the quarter ending March 31, 2018)

13	Section 2.13(d) – Excess Cash Flow

Commencing with the fiscal year ending 2018, calculated as (but not less than zero): 50% of Excess Cash Flow; provided that in no event shall the amount of the prepayment exceed an amount equal to (i) 75% of Excess Cash Flow (calculated to include the amount of fixed amortization) minus (ii) the amount of fixed amortization

14	Section 2.25 – Incremental Facilities	Reduce each of the Aggregate Incremental Amount and Incremental Revolving Credit Commitments to $0
15	Section 5.01(f) – Compliance Certificate	Borrower to provide reaffirmation of its obligations on a quarterly basis
16	New Section 5.01(i) – Information Covenants

Add requirement to deliver prompt notice of (i) reasonable expectation to terminate, (ii) actual termination of, and/or (iii) written notice received of an event that if uncured would give rise to a termination event under, any Designated Material Contract (to be defined in a manner reasonably acceptable to the Requisite Term Lenders).

17	Section 5.21 –Designation of Subsidiaries	No new Unrestricted Subsidiary may be designated without Required Lenders’ consent

#	Term	Proposal
18	Section 6.01 –Liens Negative Covenant

•    Permit the incurrence of junior lien notes to effectuate the uptier exchange of the Senior Unsecured Notes

•    Permit the posting of cash collateral in respect of GSEs, Ginnie Mae or other government agencies, and insurers in an aggregate amount not to exceed $50M at any time outstanding

•    Permit the posting of cash collateral to secure letters of credit; provided, that the aggregate face amount outstanding of such letters of credit shall not exceed an amount equal to $30M less the amount (if any) of any Letters of Credit outstanding and secured under the Revolving Credit Facility

•    General liens basket – reduce existing basket of the greater of $75M and 15% of Consolidated EBITDA to $22.5M securing obligations other than third party debt for borrowed money (6.01(xxvii))

19	Section 6.04 – Indebtedness Negative Covenant

•    Permit the incurrence of junior lien notes to effectuate the uptier exchange of the Senior Unsecured Notes

•    Permit letters of credit in an aggregate amount not to exceed $30M at any time outstanding (provided, that in the event the Borrower’s Revolving Credit Facility remains outstanding, no more than $20M of Letters of Credit may be issued thereunder)

•    Purchase money indebtedness basket – reduce existing basket of $50M to $25M (6.04(iv)) and include GAAP freeze for treatment of operating/capital leases

•    Acquired/assumed indebtedness basket – reduce existing basket of the greater of $100M and 15% of Consolidated EBITDA to $50M (6.04(vii))

•    Non-Credit Party indebtedness basket – eliminate existing basket (6.04(xvi))

•    General Unsecured Debt basket – reduce existing basket of the greater of $100M and 15% of Consolidated EBITDA to $50M (6.04(xix))

•    Eliminate Permitted Incremental Equivalent Debt basket (6.04(xx))

20	Section 6.05 – Investments Negative Covenant

•    Permitted Acquisitions (6.05(xii)) – require pro forma compliance with all financial covenants and eliminate Available Amount basket

•    Securitization Entities, MSRs, etc. (6.05(xv) through (xix)) – require (a) to be consistent with past practices or generally accepted market standards as well as in the ordinary course of business or (b) pro forma compliance with all financial covenants

•    Unrestricted Subsidiary (6.05(xx)) – require that in the case of any transfer of Equity Interests of an Unrestricted Subsidiary that is owned by a Credit Party, must be transferred to another Credit Party

•    Eliminate Available Amount basket (6.05(xxii))

•    General Investments basket – reduce existing basket of the greater of $75M and 25% of Consolidated EBITDA to $30M (6.05(xxiii))

•    Eliminate UFG, Walter Capital Investments basket (6.05(xxiv))

21	Section 6.06 – Affiliate Transactions Negative Covenant

•    Revise introduction to delete the carve-out parenthetical related to Borrower and Wholly-Owned Restricted Subsidiary and replace it with a parenthetical that permits transactions (i) by and among Credit Parties (ii) by and among Restricted Subsidiaries of the Borrower that are not Credit Parties and (iii) by and among Credit Parties and Wholly-Owned Restricted Subsidiaries that are not Credit Parties to the extent that such transactions are in the ordinary course of business and consistent with past practices

•    Revise 6.06(ii) to require such transactions be in the ordinary course of business and consistent with past practices

22	New Section 6.07 – Financial Covenants	Add the following financial covenants, each to be tested on a quarterly basis, beginning as of 12/31/17 (provided that for purposes of such calculations, “cash” shall exclude (i) restricted cash (other than cash in Residual Trusts) and (ii) cash held in Unrestricted Subsidiaries) (definitions to be reasonably acceptable to the Requisite Term Lenders):

#	Term	Proposal

	12/31/17	3/31/18	6/30/18	9/30/18	12/31/18	3/31/19	6/30/19	9/30/19	12/31/19 and thereafter
Asset Coverage Ratio A	1.45x	1.45x	1.45x	1.45x	1.45x	1.50x	1.50x	1.50x	1.50x
Asset Coverage Ratio B	1.00x	1.00x	1.00x	1.00x	1.00x	1.00x	1.00x	1.00x	1.00x
Interest Coverage Ratio	1.25x	1.25x	1.50x	1.50x	1.75x	2.00x	2.00x	2.25x	2.50x
First Lien Net Leverage Ratio	7.25x	6.75x	6.00x	5.50x	5.25x	4.75x	4.50x	4.00x	3.50x

23	Section 6.10 – Modifications of Certain Agreements Negative Covenant

Revise ability to modify junior lien notes documents and convertible notes or Permitted Refinancing thereof to prohibit amendments that result in (6.10(y)):

•    making the relevant maturity date earlier or making the weighted average life to maturity earlier or require additional prepayments with respect to any event

•    effectuating an amendment that would not be permitted under criteria for a Permitted Refinancing

24	Section 7.01 – Events of Default

•    Modify Section 7.01(c)(i) (covenants without a grace period) to include Sections 5.05 (Compliance with Statutes), 5.08 (Fiscal Years) and 5.21 (Designation of Subsidiaries)

•    Modify Section 7.01(d) (cross defaults) to (i) remove carve-out for defaults by Securitization Entities that are not Immaterial Subsidiaries, (ii) add termination by the counterparty under any Designated Material Contract that is not otherwise replaced by a comparable commercial contract and the failure to so replace such Designated Material Contract would reasonably be expected to have a Material Adverse Effect and (iii) reduce the materiality threshold to $30M

•    Modify Section 7.01(e) (Bankruptcy, etc.) and 7.01(i) (Judgments) to remove carve-out for Securitization Entities that are not Immaterial Subsidiaries and modify 7.01(i) (Judgments) to reduce the materiality threshold to $30M

•    Modify first proviso in final paragraph of Section 7.01 to add Events of Default specified in Section 7.01(e) with respect to any Borrower or Restricted Subsidiary that is not (i) an Immaterial Subsidiary, (ii) a Securitization Entity or (iii) any entity related to the RMS Business to cause automatic acceleration

25	Conditions to Effectiveness

•    An aggregate amount equal to $50M shall be made as a prepayment of the term loans hereunder

•    An aggregate amount equal to $75M that is currently being held by an Unrestricted Subsidiary shall be transferred to the Borrower

•    Executed junior lien notes documents to effectuate the uptier exchange of Senior Unsecured Notes, in form and substance acceptable to the Required Lenders

•    Executed [restructuring/amended convertible notes documents] to effectuate the [restructuring/amendment] of Convertible Notes, in form and substance acceptable to the Required Lenders

•    Other customary conditions including, but not limited to, customary legal opinion from Borrower’s counsel and payment of all legal and other advisors’ fees and expenses as provided in the RSA and mutual releases

#	Term	Proposal
26	Other	Additional technical amendments to effectuate the foregoing to be included, in each case to be reasonably acceptable to the Borrower and the Requisite Term Lenders

Annex B

Senior Notes Term Sheet

Senior Notes Term Sheet6

Consideration	Description
Issuer	• Walter Investment Management Corp.
Guarantors	• Guarantors under the Credit Agreement
Existing Senior Notes Amendment	• Customary covenant strip of Senior Notes, effective upon consummation of the Restructuring
Maturity	• Series A: December 2024 • Series B: December 2034
Principal Amount	• $100 million Series A (assumes 100% participation) • $100 million Series B (assumes 100% participation)
Ranking	• Subordinated junior ranking as to security and payment, lower in priority only to Term Loan and “Senior Indebtedness” permitted by Credit Agreement (in all respects, including make-whole)
Interest	• Series A: Payable semi-annually in arrears in cash at 9%per annum • Series B: Payable semi-annually in arrears in PIK at 9% per annum
Collateral / Intercreditor

•    All collateral granted by the Issuer and Guarantors pursuant to the Credit Agreement

•    Silent second lien intercreditor agreement (in all respects, including make whole), acceptable to the Requisite Term Lenders

Redemption

•    Series A: Standard and customary for transactions of this size and nature, including 3-year “no call” protection

•    Series B: Absent bankruptcy, redeemable at par plus accrued interest (3-year “no call” protection)

•    Customary 35% equity claw-back

[6]	Capitalized terms used but not otherwise described in this Annex B shall have the meanings ascribed to such terms in the Restructuring Support Agreement, dated as of July 31, 2017, to which this Annex B is attached.

Change of Control	• Change of control put at 101% • Customary change of control trigger
Negative Covenants

•    Permitted Indebtedness: Consistent in all material respects with the existing indenture for the Senior Notes

•    Permitted Liens: Consistent in all material respects with the existing indenture for the Senior Notes

•    Restricted Debt Payments: Consistent in all material respects with the existing indenture for the Senior Notes

•    Permitted Investments: Consistent in all material respects with the existing indenture for the Senior Notes

•    Asset Sales: Consistent in all material respects with the existing indenture for the Senior Notes

•    Business: Customary lines of business limitation covenant for Issuer and its Restricted Subsidiaries

•    Other Covenants: Customary for high yield second lien notes

Events of Default	• Consistent in all material respects with the existing indenture for the Senior Notes
Conditions to Effectiveness	• Satisfaction of the conditions precedent to consummation of the Restructuring; all conditions precedent to equity issuance satisfied, and simultaneous effectiveness of all Restructuring Transactions
Equity

•    Holders of the Senior Notes may also receive a portion of the Company’s common stock, which stock shall be traded on a national securities exchange upon issuance; provided that, in connection with the Out-of-Court Restructuring, the distribution of any such stock shall be limited to Senior Noteholders that qualify as “qualified institutional buyers” as such term is defined in Rule 144A of the Securities Act or a non-U.S. person participating in the offering outside the United States in reliance on Regulation S under the Securities Act.

EXHIBIT B

Form of Credit Agreement Waiver

See Exhibit 10.2

to this Current Report

on Form 8-K

EXHIBIT C

Form of Interim Amendment

See Exhibit 10.3

to this Current Report

on Form 8-K

EXHIBIT D

FORM OF JOINDER AGREEMENT FOR CONSENTING TERM LENDERS

This Joinder Agreement to the Restructuring Support Agreement, dated as of July 31, 2017 (as amended, supplemented or otherwise modified from time to time, the “Agreement”), by and among Walter Investment Management Corp., and the holders of the Term Loans (together with their respective successors and permitted assigns, the “Consenting Term Lenders” and each, a “Consenting Term Lenders”) is executed and delivered by                                                        (the “Joining Party”) as of              , 2017. Each capitalized term used herein but not otherwise defined shall have the meaning set forth in the Agreement.

1. Agreement to be Bound. The Joining Party hereby agrees to be bound by all of the terms of the Agreement, a copy of which is attached to this Joinder Agreement as Annex I (as the same has been or may be hereafter amended, restated or otherwise modified from time to time in accordance with the provisions hereof). The Joining Party shall hereafter be deemed to be a “Consenting Term Lender” and a “Party” for all purposes under the Agreement and with respect to any and all Claims held by such Joining Party.

2. Acknowledgment of Open Market Purchases. The Joining Party hereby acknowledges that a portion of the Term Loans held by such Joining Party is subject to the First Open Market Purchases and the Second Open Market Purchases, as applicable. The Joining Party hereby provides its counterpart signature page to each Assignment and Acceptance. The Joining Party acknowledges that if the Joining Party (x) becomes party to the Agreement after the First Open Market Buy-Back Date, it shall forfeit any right, claim, or interest in any portion of the Aggregate First Credit Purchase Amount and (y) becomes party to the Agreement after the Second Open Market Buy-Back Date, it shall forfeit any right, claim, or interest in any portion of the Aggregate Second Credit Purchase Amount, in each case, except as otherwise agreed between the Joining Party and the transferor with respect to the Agreement.

3. Representations and Warranties. With respect to the aggregate principal amount of Term Loans set forth below its name on the signature page hereto, the Joining Party hereby makes the representations and warranties of the Consenting Term Lenders set forth in Section 7 of the Agreement to each other Party to the Agreement.

4. Governing Law. This Joinder Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without regard to any conflict of laws provisions which would require the application of the law of any other jurisdiction.

[Signature Page Follows]

IN WITNESS WHEREOF, the Joining Party has caused this Joinder to be executed as of the date first written above.

CONSENTING TERM LENDER

By:
Name:
Title:

Notice Address:

Fax:

Attention:
Email:

Acknowledged:

WALTER INVESTMENT MANAGEMENT CORP.

By:
Name:
Title:

SIGNATURE PAGE TO JOINDER